RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC.

                                         as Depositor



                                             and



                                   WILMINGTON TRUST COMPANY

                                       as Owner Trustee


                          -----------------------------------------

                          AMENDED AND RESTATED OWNER TRUST AGREEMENT

                                  Dated as of June 27, 2003
                          ------------------------------------------



                                Home Loan-Backed Certificate,
                                       Series 2003-HI2




                                         Table of Contents

Section                                                                                        Page

Section 1.01. Definitions.......................................................................-1-
              -----------

Section 1.02. Other Definitional Provisions.....................................................-1-
              -----------------------------

Section 2.01. Name..............................................................................-2-
              ----

Section 2.02. Office............................................................................-2-
              ------

Section 2.03. Purposes and Powers...............................................................-2-
              -------------------

Section 2.04. Appointment of Owner Trustee......................................................-3-
              ----------------------------

Section 2.05. Initial Capital Contribution of Trust Estate......................................-3-
              --------------------------------------------

Section 2.06. Declaration of Trust..............................................................-3-
              --------------------

Section 2.07. Liability of the Holder of the Owner Trust Certificate. ..........................-3-
              ------------------------------------------------------

Section 2.08. Title to Trust Property...........................................................-4-
              -----------------------

Section 2.09. Situs of Trust....................................................................-4-
              --------------

Section 2.10. Representations and Warranties of the Depositor...................................-4-
              -----------------------------------------------

Section 2.11. Payment of Trust Fees.............................................................-5-
              ---------------------

Section 3.01. Conveyance of the Grantor Trust Certificate.......................................-6-
              -------------------------------------------

Section 3.02. Initial Ownership.................................................................-6-
              -----------------

Section 3.03. The Owner Trust Certificate.......................................................-6-
              ---------------------------

Section 3.04. Authentication of the Owner Trust Certificate.....................................-7-
              ---------------------------------------------

Section 3.05. Registration of and Limitations on Transfer and Exchange of the Owner Trust
              ----------------------------------------------------------------------------

Certificate.....................................................................................-7-
-----------

Section 3.06. Mutilated, Destroyed, Lost or Stolen Owner Trust Certificate......................-9-
              ------------------------------------------------------------

Section 3.07. Persons Deemed Certificateholders................................................-10-
              ---------------------------------


                                                -i-





Section 3.08. Access to List of Certificateholder's Name and Address...........................-10-
              ------------------------------------------------------

Section 3.09. Maintenance of Office or Agency..................................................-10-
              -------------------------------

Section 3.10. Certificate Paying Agent.........................................................-10-
              ------------------------

Section 4.01. General Authority................................................................-12-
              -----------------

Section 4.02. General Duties...................................................................-12-
              --------------

Section 4.03. Action upon Instruction..........................................................-12-
              -----------------------

Section 4.04. No Duties Except as Specified under Specified Documents or in Instructions.......-13-
              --------------------------------------------------------------------------

Section 4.05. Restrictions.....................................................................-13-
              ------------

Section 4.06. Prior Notice to the Certificateholder with Respect to Certain Matters............-13-
              ---------------------------------------------------------------------

Section 4.07. Action by the Certificateholder with Respect to Certain Matters..................-14-
              ---------------------------------------------------------------

Section 4.08. Action by the Certificateholder with Respect to Bankruptcy.......................-14-
              ----------------------------------------------------------

Section 4.09. Restrictions on the Certificateholder's Power....................................-14-
              ---------------------------------------------

Section 4.10. Reserved.........................................................................-15-
              --------

Section 4.11. Doing Business in Other Jurisdictions............................................-15-
              -------------------------------------

Section 5.01. Distributions....................................................................-16-
              -------------

Section 5.02. Method of Payment................................................................-16-
              -----------------

Section 5.03. Signature on Returns.............................................................-16-
              --------------------

Section 5.04. Statements to the Certificateholder..............................................-16-
              -----------------------------------

Section 5.05. Tax Elections....................................................................-17-
              -------------

Section 6.01. Acceptance of Trusts and Duties..................................................-18-
              -------------------------------

Section 6.02. Furnishing of Documents..........................................................-19-
              -----------------------



                                               -ii-




Section 6.03. Representations and Warranties...................................................-19-
              ------------------------------

Section 6.04. Reliance; Advice of Counsel......................................................-20-
              ---------------------------

Section 6.05. Not Acting in Individual Capacity................................................-20-
              ---------------------------------

Section 6.06. Owner Trustee Not Liable for the Certificate or Related Documents................-20-
              -----------------------------------------------------------------

Section 6.07. Owner Trustee May Own the Certificate and Notes..................................-21-
              -----------------------------------------------

Section 7.01. Owner Trustee's Fees and Expenses................................................-22-
              ---------------------------------

Section 7.02.  Indemnification.................................................................-22-
               ---------------

Section 8.01. Termination of Owner Trust Agreement.............................................-24-
              ------------------------------------

Section 9.01.  Eligibility Requirements for Owner Trustee......................................-26-
               ------------------------------------------

Section 9.02. Replacement of Owner Trustee.....................................................-26-
              ----------------------------

Section 9.03. Successor Owner Trustee..........................................................-27-
              -----------------------

Section 9.04. Merger or Consolidation of Owner Trustee.........................................-27-
              ----------------------------------------

Section 9.05. Appointment of Co-Trustee or Separate Trustee....................................-27-
              ---------------------------------------------

Section 10.01. Amendments......................................................................-29-
               ----------

Section 10.02. No Legal Title to Trust Estate..................................................-30-
               ------------------------------

Section 10.03. Limitations on Rights of Others.................................................-30-
               -------------------------------

Section 10.04. Notices.........................................................................-31-
               -------

Section 10.05. Severability....................................................................-31-
               ------------

Section 10.06. Separate Counterparts...........................................................-31-
               ---------------------

Section 10.07. Successors and Assigns..........................................................-31-
               ----------------------

Section 10.08. No Petition.....................................................................-31-
               -----------

Section 10.09. No Recourse.....................................................................-32-
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                                               -iii-





Section 10.10. Headings........................................................................-32-
               --------

Section 10.11. GOVERNING LAW...................................................................-32-
               -------------

Section 10.12. Integration.....................................................................-32-
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                                               -iv-




EXHIBIT

Exhibit A - Form of Certificate.................................................................A-1
Exhibit B - Certificate of Trust of Residential Home Loan Trust 2003-HI2........................B-1
Exhibit C - Form of 144A Investment Representation..............................................C-1
Exhibit D - Form of Investor Representation Letter..............................................D-1
Exhibit E - Form of Transferor Representation Letter............................................E-1
Exhibit F - Reserved............................................................................F-1
Exhibit G - Form of ERISA Representation Letter.................................................G-1



        This Amended and Restated Trust Agreement, dated as of June 27, 2003 (as amended from time to time, this "Owner Trust Agreement"), between RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC., a Delaware corporation, as depositor (the "Depositor") and WILMINGTON TRUST COMPANY, a Delaware banking corporation, as owner trustee (the "Owner Trustee"),

                                         WITNESSETH THAT:

        WHEREAS, the Depositor and the Owner Trustee entered into an owner trust agreement dated as of June 17, 2003, in connection with the formation of a Delaware statutory trust (the "Original Trust Agreement");

        WHEREAS, the Depositor and the Owner Trustee wish to amend and restate the Original Trust Agreement;

        NOW, THEREFORE, in consideration of the mutual agreements herein contained, the Depositor and the Owner Trustee agree as follows:

                                             ARTICLE I

                                            Definitions

        Section 1.01. Definitions. For all purposes of this Owner Trust Agreement, except as otherwise expressly provided herein or unless the context otherwise requires, capitalized terms not otherwise defined herein shall have the meanings assigned to such terms in Appendix A to the Indenture dated June 27, 2003 (the "Indenture"), between Home Loan Trust 2003-HI2, as issuer, and JPMorgan Chase Bank, as indenture trustee. All other capitalized terms used herein shall have the meanings specified herein.

        Section 1.02. Other Definitional Provisions.
                      -----------------------------

        (a) All terms defined in this Owner Trust Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

        (b) As used in this Owner Trust Agreement and in any certificate or other document made or delivered pursuant hereto or thereto, accounting terms not defined in this Owner Trust Agreement or in any such certificate or other document, and accounting terms partly defined in this Owner Trust Agreement or in any such certificate or other document to the extent not defined, shall have the respective meanings given to them under generally accepted accounting principles. To the extent that the definitions of accounting terms in this Owner Trust Agreement or in any such certificate or other document are inconsistent with the meanings of such terms under generally accepted accounting principles, the definitions contained in this Owner Trust Agreement or in any such certificate or other document shall control.

        (c) The words "hereof," "herein," "hereunder" and words of similar import when used in this Owner Trust Agreement shall refer to this Owner Trust Agreement as a whole and not to any particular provision of this Owner Trust Agreement; Article, Section and Exhibit references contained in this Owner Trust Agreement are references to Articles, Sections and Exhibits in or to this Owner Trust Agreement unless otherwise specified; and the term "including" shall mean "including without limitation".

        (d) The definitions contained in this Owner Trust Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms.

        (e) Any agreement, instrument or statute defined or referred to herein or in any instrument or certificate delivered in connection herewith means such agreement, instrument or statute as from time to time amended, modified or supplemented and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein; references to a Person are also to its permitted successors and assigns.


                                            ARTICLE II

                                           Organization

        Section 2.01. Name. The trust created hereby (the "Trust") shall be known as "Home Loan Trust 2003-HI2," in which name the Owner Trustee may conduct the business of the Trust, make and execute contracts and other instruments on behalf of the Trust and sue and be sued.

        Section 2.02. Office. The office of the Trust shall be in care of the Owner Trustee at the Corporate Trust Office or at such other address in Delaware as the Owner Trustee may designate by written notice to the Certificateholder and the Depositor.

        Section 2.03. Purposes and Powers. The purpose of the Trust is to engage in the following activities: (i) to issue the Notes pursuant to the Indenture and the Certificate pursuant to this Owner Trust Agreement and to sell the Notes and the Certificate; (ii) to purchase the Grantor Trust Certificate and to pay the organizational, start-up and transactional expenses of the Trust; (iii) to assign, grant, transfer, pledge and convey the Grantor Trust Certificate pursuant to the Indenture; (iv) to terminate the Grantor Trust Agreement and to assign, grant, transfer, pledge and convey the Home Loans in connection with any such termination, (v) to enter into and perform its obligations under the Basic Documents to which it is to be a party; (vi) to engage in those activities, including entering into agreements, that are necessary, suitable or convenient to accomplish the foregoing or are incidental thereto or connected therewith, including, without limitation, to accept additional contributions of equity that are not subject to the Lien of the Indenture; and (vii) subject to compliance with the Basic Documents, to engage in such other activities as may be required in connection with conservation of the Trust Estate and the making of distributions to the Certificateholder and the Noteholders. The Trust is hereby authorized to engage in the foregoing activities. The Trust shall not engage in any activity other than in connection with the foregoing or other than as required or authorized by the terms of this Owner Trust Agreement or the Basic Documents while any Note is outstanding without the consent of the Holder of the Certificate and the Indenture Trustee.

         Section 2.04. Appointment of Owner Trustee. The Depositor hereby appoints the Owner Trustee as trustee of the Trust effective as of the date hereof, to have all the rights, powers and duties set forth herein.

        Section 2.05. Initial Capital Contribution of Trust Estate. The Depositor hereby sells, assigns, transfers, conveys and sets over to the Trust, as of the date hereof, the sum of $1. The Owner Trustee hereby acknowledges receipt in trust from the Depositor, as of the date hereof, of the foregoing contribution, which shall constitute the initial corpus of the Trust and shall be deposited in the Certificate Distribution Account. The Owner Trustee also acknowledges on behalf of the Issuer, the receipt in trust of the Grantor Trust Certificate assigned to the Trust pursuant to Section 3.01, which shall constitute the Trust Estate.

        Section 2.06. Declaration of Trust. The Owner Trustee hereby declares that it shall hold the Trust Estate in trust upon and subject to the conditions set forth herein for the use and benefit of the Certificateholder, subject to the obligations of the Trust under the Basic Documents. It is the intention of the parties hereto that the Trust constitute a statutory trust under the Statutory Trust Statute and that this Owner Trust Agreement constitute the governing instrument of such statutory trust. Effective as of the date hereof, the Owner Trustee shall have all rights, powers and duties set forth herein and in the Statutory Trust Statute with respect to accomplishing the purposes of the Trust. It is the intention of the parties hereto that, solely for federal, state and local income and franchise tax purposes, the Trust shall be treated as an entity disregarded from the sole holder of 100% of the Certificate, which Certificate shall initially be owned by the Depositor or an affiliate thereof, and the provisions of this Owner Trust Agreement shall be interpreted to further this intention. If more than one person owns the Certificate for federal income tax purposes, then it is the intention of the parties hereto, that solely for federal, state and local income and franchise tax purposes the Trust shall be treated as a partnership, with the assets of the partnership being the Trust Estate, the partners of the partnership being the Certificateholders and the Notes being debt of the partnership and the provisions of this Owner Trust Agreement shall be interpreted to further this intention. The parties agree that, unless otherwise required by appropriate tax authorities, the Owner Trustee will file or cause to be filed annual or other necessary returns, reports and other forms consistent with the characterization of the Trust as an entity wholly owned by the Depositor or an affiliate thereof, or, if two or more persons own the Certificate, as a partnership for such tax purposes.

        Section 2.07. Liability of the Holder of the Owner Trust Certificate. The Holder of the Owner Trust Certificate shall be liable for any entity level taxes imposed on the Trust.

        Section 2.08. Title to Trust Property. Legal title to the Trust Estate shall be vested at all times in the Trust as a separate legal entity except where applicable law in any jurisdiction requires title to any part of the Trust Estate to be vested in a trustee or trustees, in which case title shall be deemed to be vested in the Owner Trustee, a co-trustee and/or a separate trustee, as the case may be.

        Section 2.09. Situs of Trust. The Trust will be located and administered in the State of Delaware. All bank accounts maintained by the Owner Trustee on behalf of the Trust shall be located in the State of Delaware or the State of New York. The Trust shall not have any employees in any state other than Delaware; provided, however, that nothing herein shall restrict or prohibit the Owner Trustee from having employees within or without the State of Delaware or taking actions outside the State of Delaware in order to comply with Section
2.03. Payments will be received by the Trust only in Delaware or New York, and payments will be made by the Trust only from Delaware or New York. The only office of the Trust will be at the Corporate Trust Office in Delaware.

        Section 2.10. Representations and Warranties of the Depositor. The Depositor hereby represents and warrants to the Owner Trustee that:

                      (i) The Depositor is duly organized and validly existing as a corporation in good standing under the laws of the State of Delaware, with power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted.

                      (ii) The Depositor is duly qualified to do business as a foreign corporation in good standing and has obtained all necessary licenses and approvals in all jurisdictions in which the ownership or lease of its property or the conduct of its business shall require such qualifications and in which the failure to so qualify would have a material adverse effect on the business, properties, assets or condition (financial or other) of the Depositor and the ability of the Depositor to perform under this Owner Trust Agreement.

                      (iii) The Depositor has the power and authority to execute and deliver this Owner
Trust Agreement and to carry out its terms; the Depositor has full power and authority to sell and assign the property to be sold and assigned to and deposited with the Trust as part of the Trust and the Depositor has duly authorized such sale and assignment and deposit to the Trust by all necessary corporate action; and the execution, delivery and performance of this Owner Trust Agreement have been duly authorized by the Depositor by all necessary corporate action.

                      (iv) The consummation of the transactions contemplated by this Owner Trust
Agreement and the fulfillment of the terms hereof do not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under, the articles of incorporation or bylaws of the Depositor, or any indenture, agreement or other instrument to which the Depositor is a party or by which it is bound; nor result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument (other than pursuant to the Basic Documents); nor violate any law or, to the best of the Depositor's knowledge, any order, rule or regulation applicable to the Depositor of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Depositor or its properties.

        Section 2.11. Payment of Trust Fees. The Owner Trustee shall pay the Trust's fees and expenses incurred with respect to the performance of the Trust's duties under the Indenture.

                                            ARTICLE III

                           Conveyance of the Grantor Trust Certificate;
                                    the Owner Trust Certificate

        Section 3.01. Conveyance of the Grantor Trust Certificate. The Depositor, concurrently with the execution and delivery hereof, does hereby transfer, convey, sell and assign to the Trust, on behalf of the Holders of the Notes and the Owner Trust Certificate, without recourse, all its right, title and interest in and to the Grantor Trust Certificate.

        The parties hereto intend that the transaction set forth herein be a sale by the Depositor to the Trust of all of its right, title and interest in and to the Grantor Trust Certificate. In the event that the transaction set forth herein is not deemed to be a sale, the Depositor hereby grants to the Trust a security interest in all of its right, title and interest in, to and under the Trust Estate, all distributions thereon and all proceeds thereof; and this Owner Trust Agreement shall constitute a security agreement under applicable law.

        For income tax purposes the parties hereto intend that the transactions set forth herein shall not be a taxable event.

        Section 3.02. Initial Ownership. Upon the formation of the Trust by the contribution by the Depositor pursuant to Section 2.05 and until the conveyance of the Grantor Trust Certificate pursuant to Section 3.01 and the issuance of the Owner Trust Certificate, the Depositor shall be the sole Certificateholder.

        Section 3.03. The Owner Trust Certificate. The Owner Trust Certificate shall be issued in a single denomination of a 100.00% Certificate Percentage Interest.

        The Owner Trust Certificate shall be executed on behalf of the Trust by manual or facsimile signature of an authorized officer of the Owner Trustee and authenticated in the manner provided in Section 3.04. If the Owner Trust Certificate bears the manual or facsimile signatures of individuals who were, at the time when such signatures shall have been affixed, authorized to sign on behalf of the Trust, the Owner Trust Certificate shall be validly issued and entitled to the benefit of this Owner Trust Agreement, notwithstanding that such individuals or any of them shall have ceased to be so authorized prior to the authentication and delivery of the Owner Trust Certificate or did not hold such offices at the date of authentication and delivery of the Owner Trust Certificate. A Person shall become the Certificateholder and shall be entitled to the rights and subject to the obligations of the Certificateholder hereunder upon such Person's acceptance of the Owner Trust Certificate duly registered in such Person's name, pursuant to Section 3.05.

        A transferee of the Owner Trust Certificate shall become the Certificateholder and shall be entitled to the rights and subject to the obligations of the Certificateholder hereunder upon such transferee's acceptance of the Owner Trust Certificate duly registered in such transferee's name pursuant to and upon satisfaction of the conditions set forth in Section 3.05.

        The Owner Trust Certificate is intended to be a certificated security under Article 8 of the UCC of the State of New York and under the corresponding provisions of the UCC of any other State that may be applicable.

        Section 3.04. Authentication of the Owner Trust Certificate. Concurrently with the acquisition of the Grantor Trust Certificate by the Trust, the Owner Trustee or the Certificate Paying Agent shall cause the Certificate in an initial aggregate Certificate Percentage Interest of 100.00% to be executed on behalf of the Trust, authenticated and delivered to or upon the written order of the Depositor, signed by its chairman of the board, its president or any vice president, without further corporate action by the Depositor, in the authorized denomination. The Owner Trust Certificate shall not entitle its holder to any benefit under this Owner Trust Agreement or be valid for any purpose unless there shall appear on the Owner Trust Certificate a certificate of authentication substantially in the form set forth in Exhibit A, executed by the Owner Trustee or the Certificate Paying Agent, by manual signature; such authentication shall constitute conclusive evidence that the Owner Trust Certificate shall have been duly authenticated and delivered hereunder. The Owner Trust Certificate shall be dated the date of its authentication.

        Section 3.05. Registration of and Limitations on Transfer and Exchange of the Owner Trust Certificate.

        (a) The Certificate Registrar shall keep or cause to be kept, at the office or agency maintained pursuant to Section 3.09, a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Certificate Registrar shall provide for the registration of the Owner Trust
Certificate and of transfers and exchanges of the Owner Trust Certificate as herein provided. The Indenture Trustee shall be the initial Certificate Registrar. If the Certificate Registrar resigns or is removed, the Owner Trustee shall appoint a successor Certificate Registrar.

        Subject to satisfaction of the conditions set forth below, upon surrender for registration of transfer of the Owner Trust Certificate at the office or agency maintained pursuant to Section 3.09, the Owner Trustee shall execute, authenticate and deliver (or shall cause the Certificate Registrar as its authenticating agent to authenticate and deliver), in the name of the designated transferee or transferees, a new Owner Trust Certificate in an authorized denomination of a like aggregate amount dated the date of authentication by the Owner Trustee or any authenticating agent. At the option of the Certificateholder, the Certificate may be exchanged for another certificate of authorized denominations of a like aggregate amount upon surrender of the Owner Trust Certificate to be exchanged at the office or agency maintained pursuant to Section 3.09.

        Every Owner Trust Certificate presented or surrendered for registration of transfer or exchange shall be accompanied by a written instrument of transfer in form satisfactory to the Certificate Registrar duly executed by the Certificateholder or such Certificateholder's attorney duly authorized in writing. When the Owner Trust Certificate is surrendered for registration of transfer or exchange, such Owner Trust

Certificate shall be cancelled and subsequently disposed of by the Certificate Registrar in accordance with its customary practice.

        No service charge shall be made for any registration of transfer or exchange of the Owner Trust Certificate, but the Owner Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of the Owner Trust Certificate.

        No  transfer,  sale,  pledge or other  disposition  of the  Owner  Trust
Certificate shall be made unless such transfer, sale, pledge or other disposition is exempt from the registration requirements of the Securities Act and any applicable state securities laws or is made in accordance with said Act and laws. In the event of any such transfer, the Certificate Registrar or the Depositor shall prior to such transfer require the transferee to execute either
(i) an investment letter in substantially the form attached hereto as Exhibit C (or in such form and substance reasonably satisfactory to the Certificate Registrar and the Depositor) which investment letters shall not be an expense of the Trust, the Owner Trustee, the Certificate Registrar, the Master Servicer or the Depositor and which investment letter states that, among other things, such transferee (a) is a "qualified institutional buyer" as defined under Rule 144A, acting for its own account or the accounts of other "qualified institutional buyers" as defined under Rule 144A, and (b) is aware that the proposed transferor intends to rely on the exemption from registration requirements under the Securities Act, provided by Rule 144A or (ii) (a) a written Opinion of Counsel acceptable to and in form and substance satisfactory to the Certificate Registrar and the Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from said Act and laws or is being made pursuant to said Act and laws, which Opinion of Counsel shall not be an expense of the Trust, the Owner Trustee, the Certificate Registrar, the Master Servicer or the Depositor and (b) the transferee executes a representation letter, substantially in the form of Exhibit D hereto, and the transferor executes a representation letter, substantially in the form of Exhibit E hereto, each acceptable to and in form and substance satisfactory to the Certificate Registrar and the Depositor certifying the facts surrounding such transfer, which representation letters shall not be an expense of the Trust, the Owner Trustee, the Certificate Registrar, the Master Servicer or the Depositor. Neither an Opinion of Counsel nor an investment letter will be required in connection with the initial transfer of the Owner Trust Certificate by the Depositor to the Seller, by the Seller to RFC Asset Holdings II, Inc., by RFC Asset Holdings II, Inc. to the Class B Issuer and by the Class B Issuer to the Class B Trustee under the Class B Indenture.

        No transfer of the Owner Trust Certificate or any interest therein shall be made to any Person unless the Depositor, the Owner Trustee, the Certificate Registrar and the Master Servicer are provided with an Opinion of Counsel which establishes to the satisfaction of the Depositor, the Owner Trustee, the Certificate Registrar and the Master Servicer that the purchase of the Certificate is permissible under applicable law, will not constitute or result in any prohibited transaction under ERISA or Section 4975 of the Code and will not subject the Depositor, the Owner Trustee, the Certificate Registrar or the Master Servicer to any obligation or liability (including obligations or liabilities under ERISA or Section 4975 of the Code) in addition to those undertaken in this Owner Trust Agreement, which Opinion of Counsel shall not be an expense of the Depositor, the Owner Trustee, the Certificate Registrar or the Master

Servicer. In lieu of such Opinion of Counsel, a Person acquiring the Certificate may provide a certification in the form of Exhibit G to this Agreement, which the Depositor, the Owner Trustee, the Certificate Registrar and the Master Servicer may rely upon without further inquiry or investigation. Neither an Opinion of Counsel nor a certification will be required in connection with the initial transfer of the Owner Trust Certificate by the Depositor to the Seller, by the Seller to RFC Asset Holdings II, Inc., by RFC Asset Holdings II, Inc. to the Class B Issuer and by the Class B Issuer to the Class B Trustee under the Class B Indenture (in which case, the Seller, the Class B Issuer and RFC Asset Holdings II, Inc. shall be deemed to have represented that such affiliate is not a Plan or a Person investing Plan Assets of any Plan) and the Owner Trustee shall be entitled to conclusively rely upon a representation (which, upon the request of the Owner Trustee, shall be a written representation) from the Depositor of the status of such transferee as an affiliate of the Depositor.

        In addition, no transfer of an Owner Trust Certificate shall be permitted, and no such transfer shall be registered by the Certificate Registrar or be effective hereunder, unless evidenced by an Opinion of Counsel, which establishes that such transfer or the registration of such transfer would not cause the Trust to be classified as a publicly traded partnership, an association taxable as a corporation, a corporation or a taxable mortgage pool for federal and relevant state income tax purposes, which Opinion of Counsel shall not be an expense of the Certificate Registrar and shall be an expense of the proposed transferee. No Opinion of Counsel will be required if such transfer is made to a nominee of an existing beneficial holder of a Owner Trust Certificate.

        In addition, no transfer, sale, assignment, pledge or other disposition of the Owner Trust Certificate (other than the initial transfer by the Depositor to the Seller, by the Seller to RFC Asset Holdings II, Inc., by RFC Asset Holdings II, Inc. to the Class B Issuer and by the Class B Issuer to the Class B Trustee under the Class B Indenture) shall be made unless the proposed transferee certifies, in form and substance reasonably satisfactory to the Certificate Registrar and the Depositor that (1) the transferee is acquiring the Owner Trust Certificate for its own behalf and is not acting as agent or custodian for any other person or entity in connection with such acquisition and
(2) the transferee is not a partnership, grantor trust or S corporation for federal income tax purposes.

        The Owner Trust Certificate shall consist of two components, the B Component and the Residual Component. The B Component and the Residual Component are not separately transferable and cannot be held by more than one Holder.

        Section 3.06. Mutilated, Destroyed, Lost or Stolen Owner Trust Certificate. If (a) any mutilated Owner Trust Certificate shall be surrendered to the Certificate Registrar, or if the Certificate Registrar shall receive evidence to its satisfaction of the destruction, loss or theft of the Owner Trust Certificate and (b) there shall be delivered to the Certificate Registrar and the Owner Trustee such security or indemnity as may be required by them to save each of them and the Issuer from harm, then in the absence of notice to the Certificate Registrar or the Owner Trustee that such Owner Trust Certificate has been acquired by a bona fide purchaser, the Owner Trustee shall execute on behalf of the Trust and the Owner Trustee or the Certificate Paying Agent, as the Trust's authenticating agent, shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Owner Trust Certificate, a new Owner Trust

Certificate of like tenor and denomination. In connection with the issuance of any new Owner Trust Certificate under this Section 3.06, the Owner Trustee or the Certificate Registrar may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith. Any duplicate Owner Trust Certificate issued pursuant to this Section
3.06 shall constitute conclusive evidence of ownership in the Trust, as if originally issued, whether or not the lost, stolen or destroyed Owner Trust Certificate shall be found at any time.

        Section 3.07. Persons Deemed Certificateholders. Prior to due presentation of the Certificate for registration of transfer, the Owner Trustee, the Certificate Registrar or any Certificate Paying Agent may treat the Person in whose name the Owner Trust Certificate is registered in the Certificate Register as the owner of such Owner Trust Certificate for the purpose of receiving distributions pursuant to Section 5.02 and for all other purposes whatsoever, and none of the Trust, the Owner Trustee, the Certificate Registrar or any Paying Agent shall be bound by any notice to the contrary.

        Section 3.08. Access to List of Certificateholder's Name and Address. The Certificate Registrar shall furnish or cause to be furnished to the Depositor or the Owner Trustee, within 15 days after receipt by the Certificate Registrar of a written request therefor from the Depositor or the Owner Trustee, a list, in such form as the Depositor or the Owner Trustee, as the case may be, may reasonably require, of the name and address of the Certificateholder as of the most recent Record Date. The Holder, by receiving and holding the Owner Trust Certificate, shall be deemed to have agreed not to hold any of the Trust, the Depositor, the Certificate Registrar or the Owner Trustee accountable by reason of the disclosure of its name and address, regardless of the source from which such information was derived.

        Section 3.09. Maintenance of Office or Agency. The Owner Trustee, on behalf of the Trust, shall maintain in the City of New York an office or offices or agency or agencies where the Certificate may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Owner Trustee in respect of the Owner Trust Certificate and the Basic Documents may be served. The Owner Trustee initially designates the Corporate Trust Office of the Indenture Trustee as its office for such purposes. The Owner Trustee shall give prompt written notice to the Depositor and the Certificateholder of any change in the location of the Certificate Register or any such office or agency.

        Section 3.10. Certificate Paying Agent. (a) The Certificate Paying Agent shall make distributions to the Certificateholder from the Certificate Distribution Account on behalf of the Trust in accordance with the provisions of the Certificate and Section 5.01 hereof from payments remitted to the Certificate Paying Agent by the Indenture Trustee pursuant to Section 3.05 of the Indenture. The Trust hereby appoints the Indenture Trustee as Certificate Paying Agent and the Indenture Trustee hereby accepts such appointment and further agrees that it will be bound by the provisions of this Owner Trust Agreement relating to the Certificate Paying Agent and shall:

                      (i) hold all sums held by it for the payment of amounts due with respect to the Owner Trust Certificate in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

                      (ii) give the Owner Trustee notice of any default by the Trust of which it has actual knowledge in the making of any payment required to be made with respect to the Owner Trust Certificate;

                      (iii) at any time during the continuance of any such default, upon the written request of the Owner Trustee, forthwith pay to the Owner Trustee on behalf of the Trust all sums so held in trust by such Certificate Paying Agent;

                      (iv) immediately resign as Certificate Paying Agent and forthwith pay to the Owner Trustee on behalf of the Trust all sums held by it in trust for the payment of the Owner Trust Certificate if at any time it ceases to meet the standards required to be met by the Certificate Paying Agent at the time of its appointment;

                      (v) comply with all requirements of the Code with respect to the withholding from any payments made by it on the Owner Trust Certificate of any applicable withholding taxes imposed thereon and with respect to any applicable reporting requirements in connection therewith; and

                      (vi) deliver to the Owner Trustee a copy of the report to the Certificateholder prepared with respect to each Payment Date by the Master Servicer pursuant to Section 4.01 of the Servicing Agreement.

        (b) The Trust may revoke such power and remove the Certificate Paying Agent if the Owner Trustee determines in its sole discretion that the Certificate Paying Agent shall have failed to perform its obligations under this Owner Trust Agreement in any material respect. The Indenture Trustee shall be permitted to resign as Certificate Paying Agent upon 30 days' written notice to the Owner Trustee; provided the Indenture Trustee is also resigning as Paying Agent under the Indenture at such time. In the event that the Indenture Trustee shall no longer be the Certificate Paying Agent under this Owner Trust Agreement and Paying Agent under the Indenture, the Owner Trustee shall appoint a successor to act as Certificate Paying Agent (which shall be a bank or trust company) and which shall also be the successor Paying Agent under the Indenture. The Owner Trustee shall cause such successor Certificate Paying Agent or any additional Certificate Paying Agent appointed by the Owner Trustee to execute and deliver to the Owner Trustee an instrument to the effect set forth in this
Section 3.10 as it relates to the Certificate Paying Agent. The Certificate Paying Agent shall return all unclaimed funds to the Trust and upon removal of a Certificate Paying Agent such Certificate Paying Agent shall also return all funds in its possession to the Trust. The provisions of Sections 6.01, 6.03,
6.04 and 7.01 shall apply to the Certificate Paying Agent to the extent applicable. Any reference in this Agreement to the Certificate Paying Agent shall include any co-paying agent unless the context requires otherwise.

        (c) The Certificate Paying Agent shall establish and maintain with itself the Certificate Distribution Account in which the Certificate Paying Agent shall deposit, on the same day as it is received from the Indenture Trustee, each remittance received by the Certificate Paying Agent with respect to payments made pursuant to the Indenture. The Certificate Paying Agent shall make all distributions of Certificate

Distribution Amounts on the Owner Trust Certificate, from moneys on deposit in the Certificate Distribution Account.


                                            ARTICLE IV

                               Authority and Duties of Owner Trustee

        Section 4.01. General Authority. The Owner Trustee is authorized and directed to execute and deliver the Basic Documents to which the Trust is to be a party and each certificate or other document attached as an exhibit to or contemplated by the Basic Documents to which the Trust is to be a party and any amendment or other agreement or instrument described herein, in each case, in such form as the Owner Trustee shall approve, as evidenced conclusively by the Owner Trustee's execution thereof. In addition to the foregoing, the Owner Trustee is obligated to take all actions required of the Trust pursuant to the Basic Documents.

        Section 4.02. General Duties. The Owner Trustee shall be responsible to administer the Trust pursuant to the terms of this Owner Trust Agreement and the Basic Documents to which the Trust is a party and in the interest of the Certificateholder, subject to the Basic Documents and in accordance with the provisions of this Owner Trust Agreement.

        Section 4.03. Action upon Instruction. (a) Subject to this Article IV and in accordance with the terms of the Basic Documents, the Certificateholder may by written instruction direct the Owner Trustee in the management of the Trust. Such direction may be exercised at any time by written instruction of the Certificateholder pursuant to this Article IV.

        (b) Notwithstanding the foregoing, the Owner Trustee shall not be required to take any action hereunder or under any Basic Document if the Owner Trustee shall have reasonably determined, or shall have been advised by counsel, that such action is likely to result in liability on the part of the Owner Trustee or is contrary to the terms hereof or of any Basic Document or is otherwise contrary to law.

        (c) Whenever the Owner Trustee is unable to decide between alternative courses of action permitted or required by the terms of this Owner Trust Agreement or under any Basic Document, or in the event that the Owner Trustee is unsure as to the application of any provision of this Owner Trust Agreement or any Basic Document or any such provision is ambiguous as to its application, or is, or appears to be, in conflict with any other applicable provision, or in the event that this Owner Trust Agreement permits any determination by the Owner Trustee or is silent or is incomplete as to the course of action that the Owner Trustee is required to take with respect to a particular set of facts, the Owner Trustee shall promptly give notice (in such form as shall be appropriate under the circumstances) to the Certificateholder requesting instruction as to the course of action to be adopted, and to the extent the Owner Trustee acts in good faith in accordance with any written instructions received from the Holder of the Certificate, the Owner Trustee shall not be liable on account of such action to any Person. If the Owner Trustee shall not have received appropriate instruction within 10 days of such notice (or within such shorter period of time as reasonably may be specified in such notice or may be necessary under the circumstances) it may, but shall be under no duty to, take or refrain from taking such action not inconsistent with this Owner Trust Agreement or the Basic Documents, as it shall deem to be in the best interests of the Certificateholder, and the Owner Trustee shall have no liability to any Person for such action or inaction.

        Section 4.04. No Duties Except as Specified under Specified Documents or in Instructions. The Owner Trustee shall not have any duty or obligation to manage, make any payment with respect to, register, record, sell, dispose of, or otherwise deal with the Trust Estate, or to otherwise take or refrain from taking any action under, or in connection with, any document contemplated hereby to which the Owner Trustee is a party, except as expressly provided (i) in accordance with the powers granted to and the authority conferred upon the Owner Trustee pursuant to this Owner Trust Agreement, (ii) in accordance with the Basic Documents and (iii) in accordance with any document or instruction delivered to the Owner Trustee pursuant to Section 4.03; and no implied duties or obligations shall be read into this Owner Trust Agreement or any Basic Document against the Owner Trustee. The Owner Trustee shall have no responsibility for filing any financing or continuation statement in any public office at any time or to otherwise perfect or maintain the perfection of any security interest or lien granted to it hereunder or to prepare or file any Securities and Exchange Commission filing for the Trust or to record this Owner Trust Agreement or any Basic Document. The Owner Trustee nevertheless agrees that it will, at its own cost and expense, promptly take all action as may be necessary to discharge any liens on any part of the Trust Estate that result from actions by, or claims against, the Owner Trustee that are not related to the ownership or the administration of the Trust Estate.

        Section 4.05. Restrictions. (a) The Owner Trustee shall not take any action (x) that is inconsistent with the purposes of the Trust set forth in
Section 2.03 or (y) that, to the actual knowledge of the Owner Trustee, would result in the Trust becoming taxable as a corporation for federal income tax purposes. The Certificateholder shall not direct the Owner Trustee to take action that would violate the provisions of this Section 4.05.

        (b) The Owner Trustee shall not convey or transfer any of the Trust's properties or assets, including those included in the Trust Estate, to any person unless (a) it shall have received an Opinion of Counsel to the effect that such transaction will not have any material adverse tax consequence to the Trust or the Certificateholder and (b) such conveyance or transfer shall not violate the provisions of Section 3.16(b) of the Indenture.

        Section 4.06. Prior Notice to the Certificateholder with Respect to Certain Matters. With respect to the following matters, the Owner Trustee shall not take action unless, at least 30 days before the taking of such action, the Owner Trustee shall have notified the Certificateholder in writing of the proposed action and the Holder of the Certificate shall not have notified the Owner Trustee in writing prior to the 30th day after such notice is given that such Certificateholder has withheld consent or provided alternative direction:

        (a) the initiation of any claim or lawsuit by the Trust (except claims or lawsuits brought in connection with the collection of cash distributions due and owing under the Grantor Trust Certificate) and the compromise of any action, claim or lawsuit brought by or against the Trust (except with respect to the aforementioned claims or lawsuits for collection of cash distributions due and owing under the Grantor Trust Certificate);

        (b) the election by the Trust to file an amendment to the Certificate of Trust (unless such amendment is required to be filed under the Statutory Trust Statute);

        (c) the amendment of the Indenture by a supplemental indenture in circumstances where the consent of any Noteholder is required;

        (d) the amendment of the Indenture by a supplemental indenture in circumstances where the consent of any Noteholder is not required and such amendment materially adversely affects the interest of the Certificateholder; and

        (e) the appointment pursuant to the Indenture of a successor Note Registrar, Paying Agent or Indenture Trustee or pursuant to this Owner Trust Agreement of a successor Certificate Registrar or Certificate Paying Agent or the consent to the assignment by the Note Registrar, Paying Agent, Indenture Trustee, Certificate Registrar or Certificate Paying Agent of its obligations under the Indenture or this Owner Trust Agreement, as applicable.

        Section 4.07. Action by the Certificateholder with Respect to Certain Matters. The Owner Trustee shall not have the power, except upon the direction of the Certificateholder to (a) remove the Master Servicer under the Servicing Agreement pursuant to Section 7.01 thereof or (b) except as expressly provided in the Basic Documents, sell the Grantor Trust Certificate after the termination of the Indenture. The Owner Trustee shall take the actions referred to in the preceding sentence only upon written instructions signed by the Certificateholder.

        Section 4.08. Action by the Certificateholder with Respect to Bankruptcy. The Owner Trustee shall not have the power to commence a voluntary proceeding in bankruptcy relating to the Trust without the prior approval of the Certificateholder and the delivery to the Owner Trustee by the Certificateholder of a certificate certifying that such Certificateholder reasonably believes that the Trust is insolvent.

        Section 4.09. Restrictions on the Certificateholder's Power. The Certificateholder shall not direct the Owner Trustee to take or to refrain from taking any action if such action or inaction would be contrary to any obligation of the Trust or the Owner Trustee under this Owner Trust Agreement or any of the Basic Documents or would be contrary to Section 2.03, nor shall the Owner Trustee be obligated to follow any such direction, if given.

        Section 4.10. Reserved.
                      --------

        Section 4.11. Doing Business in Other Jurisdictions. Notwithstanding anything contained herein to the contrary, neither Wilmington Trust Company nor the Owner Trustee shall be required to take any action in any jurisdiction other than in the State of Delaware if the taking of such action will, even after the appointment of a co-trustee or separate trustee in accordance with Section 9.05 hereof, (i) require the consent or approval or authorization or order of or the giving of notice to, or the registration with or the taking of any other action in respect of, any state or other governmental authority or agency of any jurisdiction other than the State of Delaware; (ii) result in any fee, tax or other governmental charge under the laws of the State of Delaware becoming payable by Wilmington Trust Company, or (iii) subject Wilmington Trust Company to personal jurisdiction in any jurisdiction other than the State of Delaware for causes of action arising from acts unrelated to the consummation of the transactions by Wilmington Trust Company or the Owner Trustee, as the case may be, contemplated hereby.

                                             ARTICLE V

                                    Application of Trust Funds

        Section 5.01. Distributions. (a) On each Payment Date, the Certificate Paying Agent shall distribute to the Certificateholder (by deposit into the Note Payment Account as provided in Section 3.01 of the Class B Indenture) all funds on deposit in the Certificate Distribution Account and available therefor (as provided in Section 3.05 of the Indenture), as the Certificate Distribution Amount for such Payment Date. Upon termination of the Indenture in accordance with the terms thereof, distributions to the Certificateholder shall continue to be determined in accordance with the provisions for distributions to the B Component and the Residual Component in Section 3.05 of the Indenture.

        (b) In the event that any withholding tax is imposed on the distributions (or allocations of income) to the Certificateholder, such tax shall reduce the amount otherwise distributable to the Certificateholder in accordance with this Section 5.01. The Certificate Paying Agent is hereby authorized and directed to retain or cause to be retained from amounts otherwise distributable to the Certificateholder sufficient funds for the payment of any tax that is legally owed by the Trust (but such authorization shall not prevent the Owner Trustee from contesting any such tax in appropriate proceedings, and withholding payment of such tax, if permitted by law, pending the outcome of such proceedings). The amount of any withholding tax imposed with respect to the Certificateholder shall be treated as cash distributed to such Certificateholder at the time it is withheld by the Certificate Paying Agent and remitted to the appropriate taxing authority. If there is a possibility that withholding tax is payable with respect to a distribution (such as a distribution to a non-U.S. Certificateholder), the Certificate Paying Agent may in its sole discretion withhold such amounts in accordance with this paragraph (b).

        (c) Distributions to the Certificateholder shall be subordinated to the creditors of the Trust, including the Noteholders.

        Section 5.02. Method of Payment. Subject to Section 8.01(c), distributions required to be made to Certificateholder on any Payment Date as provided in Section 5.01 shall be made to the Certificateholder of record on the preceding Record Date either by wire transfer, in immediately available funds, to the account of such Holder at a bank or other entity having appropriate facilities therefor, if the Certificateholder shall have provided to the Certificate Registrar appropriate written instructions at least five Business Days prior to such Payment Date or, if not, by check mailed to such Certificateholder at the address of the Holder appearing in the Certificate Register.

        Section 5.03. Signature on Returns. To the extent required and unless otherwise required by law, the Owner Trustee shall sign on behalf of the Trust the tax returns of the Trust.

        Section 5.04. Statements to the Certificateholder. On each Payment Date, the Certificate Paying Agent shall send to the Certificateholder the statement or statements provided to the Owner Trustee and the Certificate Paying Agent by the Master Servicer pursuant to Section 4.01 of the Servicing Agreement with respect to such Payment Date.

        Section 5.05. Tax Elections. The Certificateholder agrees by its purchase of the Certificate to treat the Trust as a domestic eligible entity with a single owner electing to be disregarded as a separate entity for purposes of federal and state income tax, franchise tax and any other tax measured in whole or in part by income, with the Notes being debt of the Trust, as further set forth in Section 2.06.

        Section 5.06. Derivative Contracts.
                      --------------------

        (a) The Owner Trustee shall, at the direction of the Master Servicer, on behalf the Trust Estate, enter into Derivative Contracts, solely for the benefit of the Certificateholder. Any such Derivative Contract shall constitute a fully prepaid agreement. The Master Servicer shall determine, in its sole discretion, whether any Derivative Contract conforms to the requirements of Section 5.06(b) and (c). All collections, proceeds and other amounts in respect of the Derivative Contracts payable by the Derivative Counterparty shall be distributed to the Certificateholder on the Payment Date following receipt thereof by the Owner Trustee.

        (b) Any Derivative Contract that provides for any payment obligation on the part of the Trust Estate must (i) be without recourse to the assets of the Trust Estate, (ii) contain a non-petition covenant provision from the Derivative Counterparty, (iii) limit payment dates thereunder to Payment Dates and (iv) contain a provision limiting any cash payments due to the Derivative Counterparty on any day under such Derivative Contract solely to funds available therefor in the Custodial Account available to make payments to the Certificateholder on such Payment Date.

        (c) Each Derivative Contract must (i) provide for the direct payment of any amounts by the Derivative Counterparty thereunder to the Custodial Account at least one Business Day prior to the related Payment Date, (ii) contain an assignment of all of the Trust Estate rights (but none of its obligations) under such Derivative Contract to the Owner Trustee on behalf of the Certificateholder and shall include an express consent to the Derivative Counterparty to such assignment, (iii) provide that in the event of the occurrence of a Servicer Default, such Derivative Contract shall terminate upon the direction of a majority Percentage Interest of the Owner Trust Certificates, and (iv) prohibit the Derivative Counterparty from "setting-off' or "netting" other obligations of the Trust Estate and its Affiliates against such Derivative Counterparty's payment obligations thereunder.

        (d) Nothwithstanding the provisions of paragraphs (a), (b) and (c) of this Section 5.06, no Derivative Contract shall (i) provide for the payment of any amounts that would otherwise be payable to the Holders of any Class of Notes, or (ii) materially adversely affect the rights of the Holders of any Class of Notes.

                                            ARTICLE VI

                                   Concerning the Owner Trustee

        Section 6.01. Acceptance of Trusts and Duties. The Owner Trustee accepts the trusts hereby created and agrees to perform its duties hereunder with respect to such trusts but only upon the terms of this Owner Trust Agreement. The Owner Trustee and the Certificate Paying Agent also agree to disburse all moneys actually received by it constituting part of the Trust Estate upon the terms of the Basic Documents and this Owner Trust Agreement. The Owner Trustee shall not be answerable or accountable hereunder or under any Basic Document under any circumstances, except (i) for its own willful misconduct, negligence or bad faith or negligent failure to act or (ii) in the case of the inaccuracy of any representation or warranty contained in Section 6.03 expressly made by the Owner Trustee. In particular, but not by way of limitation (and subject to the exceptions set forth in the preceding sentence):

        (a) No provision of this Owner Trust Agreement or any Basic Document shall require the Owner Trustee to expend or risk funds or otherwise incur any financial liability in the performance of any of its rights, duties or powers hereunder or under any Basic Document if the Owner Trustee shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured or provided to it;

        (b) Under no circumstances shall the Owner Trustee be liable for indebtedness evidenced by or arising under any of the Basic Documents, including the principal of and interest on the Notes;

        (c) The Owner Trustee shall not be responsible for or in respect of the validity or sufficiency of this Owner Trust Agreement or for the due execution hereof by the Depositor or for the form, character, genuineness, sufficiency, value or validity of any of the Trust Estate, or for or in respect of the validity or sufficiency of the Basic Documents, the Notes, the Certificate, other than the certificate of authentication on the Certificate, if executed by the Owner Trustee and the Owner Trustee shall in no event assume or incur any liability, duty, or obligation to any Noteholder or to the Certificateholder, other than as expressly provided for herein or expressly agreed to in the Basic Documents;

        (d) The execution, delivery, authentication and performance by it of this Owner Trust Agreement will not require the authorization, consent or approval of, the giving of notice to, the filing or registration with, or the taking of any other action with respect to, any governmental authority or agency;

        (e) The Owner Trustee shall not be liable for the default or misconduct of the Depositor, the Indenture Trustee or the Master Servicer under any of the Basic Documents or otherwise and the Owner Trustee shall have no obligation or liability to perform the obligations of the Trust under this Owner Trust Agreement or the Basic Documents that are required to be performed by the Indenture Trustee under the Indenture or the Seller under the Home Loan Purchase Agreement; and

        (f) The Owner Trustee shall be under no obligation to exercise any of the rights or powers vested in it or duties imposed by this Owner Trust Agreement, or to institute, conduct or defend any litigation under this Owner Trust Agreement or otherwise or in relation to this Owner Trust Agreement or any Basic Document, at the request, order or direction of the Certificateholder, unless the Certificateholder has offered to the Owner Trustee security or indemnity satisfactory to it against the costs, expenses and liabilities that may be incurred by the Owner Trustee therein or thereby. The right of the Owner Trustee to perform any discretionary act enumerated in this Owner Trust Agreement or in any Basic Document shall not be construed as a duty, and the Owner Trustee shall not be answerable for other than its negligence, bad faith or willful misconduct in the performance of any such act.

        Section 6.02. Furnishing of Documents. The Owner Trustee shall furnish to the Securityholders promptly upon receipt of a written reasonable request therefor, duplicates or copies of all reports, notices, requests, demands, certificates, financial statements and any other instruments furnished to the Trust under the Basic Documents.

        Section 6.03.  Representations and Warranties.  The Owner Trustee hereby
represents   and   warrants   to  the   Depositor,   for  the   benefit  of  the
Certificateholder, that:

        (a) It is a banking corporation duly organized and validly existing in good standing under the laws of the State of Delaware. It has all requisite corporate power and authority to execute, deliver and perform its obligations under this Owner Trust Agreement;

        (b) It has taken all corporate action necessary to authorize the execution and delivery by it of this Owner Trust Agreement, and this Owner Trust Agreement will be executed and delivered by one of its officers who is duly authorized to execute and deliver this Owner Trust Agreement on its behalf;

        (c) Neither the execution nor the delivery by it of this Owner Trust Agreement, nor the consummation by it of the transactions contemplated hereby nor compliance by it with any of the terms or provisions hereof will contravene any federal or Delaware law, governmental rule or regulation governing the banking or trust powers of the Owner Trustee or any judgment or order binding on it, or constitute any default under its charter documents or bylaws or any indenture, mortgage, contract, agreement or instrument to which it is a party or by which any of its properties may be bound;

        (d) This Owner Trust Agreement, assuming due authorization, execution and delivery by the Owner Trustee and the Depositor, constitutes a valid, legal and binding obligation of the Owner Trustee, enforceable against it in accordance with the terms hereof subject to applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally and to general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law;

        (e) The Owner Trustee is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Owner Trustee or its properties or might have consequences that would materially adversely affect its performance hereunder; and

        (f) No litigation is pending or, to the best of the Owner Trustee's knowledge, threatened against the Owner Trustee which would prohibit its entering into this Owner Trust Agreement or performing its obligations under this Owner Trust Agreement.

        Section 6.04. Reliance; Advice of Counsel. (a) The Owner Trustee shall incur no liability to anyone in acting upon any signature, instrument, notice, resolution, request, consent, order, certificate, report, opinion, bond, or other document or paper believed by it to be genuine and believed by it to be signed by the proper party or parties. The Owner Trustee may accept a certified copy of a resolution of the board of directors or other governing body of any corporate party as conclusive evidence that such resolution has been duly adopted by such body and that the same is in full force and effect. As to any fact or matter the method of determination of which is not specifically prescribed herein, the Owner Trustee may for all purposes hereof rely on a certificate, signed by the president or any vice president or by the treasurer or other authorized officers of the relevant party, as to such fact or matter and such certificate shall constitute full protection to the Owner Trustee for any action taken or omitted to be taken by it in good faith in reliance thereon.

        (b) In the exercise or administration of the Trust hereunder and in the performance of its duties and obligations under this Owner Trust Agreement or the Basic Documents, the Owner Trustee (i) may act directly or through its agents, attorneys, custodians or nominees (including persons acting under a power of attorney) pursuant to agreements entered into with any of them, and the Owner Trustee shall not be liable for the conduct or misconduct of such agents, attorneys, custodians or nominees (including persons acting under a power of attorney) if such persons have been selected by the Owner Trustee with reasonable care, and (ii) may consult with counsel, accountants and other skilled persons to be selected with reasonable care and employed by it at the expense of the Trust. The Owner Trustee shall not be liable for anything done, suffered or omitted in good faith by it in accordance with the opinion or advice of any such counsel, accountants or other such Persons and not contrary to this Owner Trust Agreement or any Basic Document.

        Section 6.05. Not Acting in Individual Capacity. Except as provided in this Article VI, in accepting the trusts hereby created Wilmington Trust Company acts solely as Owner Trustee hereunder and not in its individual capacity, and all Persons having any claim against the Owner Trustee by reason of the transactions contemplated by this Owner Trust Agreement or any Basic Document shall look only to the Trust Estate for payment or satisfaction thereof.

        Section 6.06. Owner Trustee Not Liable for the Certificate or Related Documents. The recitals contained herein and in the Owner Trust Certificate (other than the signatures of the Owner Trustee on the Owner Trust Certificate) shall be taken as the statements of the Depositor, and the Owner Trustee assumes no responsibility for the correctness thereof. The Owner Trustee makes no representations as to the validity or sufficiency of this Owner Trust Agreement, of any Basic Document or of the Owner Trust Certificate (other than the signatures of the Owner Trustee on the Owner Trust Certificate) or the Notes, or of any Related Documents. The Owner Trustee shall at no time have any responsibility or liability with respect to the sufficiency of the Trust Estate or its ability to generate the payments to be distributed to the Certificateholder under this Owner Trust Agreement or the Noteholders under the Indenture, including, the compliance by the Depositor or the Seller with any warranty or representation made under any Basic Document or in any related document or the accuracy of any such warranty or representation, or any action of the Certificate Paying Agent, the Certificate Registrar or the Indenture Trustee taken in the name of the Owner Trustee.

        Section 6.07. Owner Trustee May Own the Certificate and Notes. The Owner Trustee in its individual or any other capacity may become the owner or pledgee of the Certificate or Notes and may deal with the Depositor, the Seller, the Certificate Paying Agent, the Certificate Registrar and the Indenture Trustee in transactions with the same rights as it would have if it were not Owner Trustee.

                                            ARTICLE VII

                                   Compensation of Owner Trustee

        Section 7.01. Owner Trustee's Fees and Expenses. The Owner Trustee shall receive as compensation for its services hereunder such fees as have been separately agreed upon before the date hereof, and the Owner Trustee shall be reimbursed for its reasonable expenses hereunder and under the Basic Documents, including the reasonable compensation, expenses and disbursements of such agents, representatives, experts and counsel as the Owner Trustee may reasonably employ in connection with the exercise and performance of its rights and its duties hereunder and under the Basic Documents which shall be payable by the Master Servicer pursuant to Section 3.09 of the Servicing Agreement.

        Section 7.02. Indemnification. The Master Servicer shall indemnify, defend and hold harmless the Owner Trustee as provided in Section 6.06 of the Servicing Agreement.

                                           ARTICLE VIII

                               Termination of Owner Trust Agreement

        Section 8.01. Termination of Owner Trust Agreement. (a) This Owner Trust Agreement (other than this Article VIII) and the Trust shall terminate and be of no further force or effect upon the earliest of (i) the final distribution of all moneys or other property or proceeds of the Trust Estate in accordance with the terms of the Indenture and this Owner Trust Agreement, (ii) the Payment Date in July 2028, or (iii) the purchase by the Master Servicer of the Home Loans pursuant to Section 8.08(a) of the Servicing Agreement. The bankruptcy, liquidation, dissolution, death or incapacity of the Certificateholder shall not
(x) operate to terminate this Owner Trust Agreement or the Trust or (y) entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of all or any part of the Trust or the Trust Estate or (z) otherwise affect the rights, obligations and liabilities of the parties hereto.

        (b) Except as provided in Section 8.01(a), neither the Depositor nor the Certificateholder shall be entitled to revoke or terminate the Trust.

        (c) Notice of any termination of the Trust, specifying the Payment Date upon which the Certificateholder shall surrender its Owner Trust Certificate to the Certificate Paying Agent for payment of the final distribution and cancellation, shall be given by the Certificate Paying Agent by letter to the Certificateholder mailed within five Business Days of receipt of notice of such termination from the Owner Trustee, stating (i) the Payment Date upon or with respect to which final payment of the Certificate shall be made upon presentation and surrender of the Owner Trust Certificate at the office of the Certificate Paying Agent therein designated, (ii) the amount of any such final payment and (iii) that the Record Date otherwise applicable to such Payment Date is not applicable, payments being made only upon presentation and surrender of the Certificate at the office of the Certificate Payment Agent therein specified. The Certificate Paying Agent shall give such notice to the Owner
Trustee and the Certificate Registrar at the time such notice is given to the Certificateholder. Upon presentation and surrender of the Owner Trust Certificate, the Certificate Paying Agent shall cause to be distributed to the Certificateholder amounts distributable on such Payment Date pursuant to Section 5.01.

        In the event that the Certificateholder shall not surrender its Owner Trust Certificate for cancellation within six months after the date specified in the above mentioned written notice, the Certificate Paying Agent shall give a second written notice to the Certificateholder to surrender its Owner Trust Certificate for cancellation and receive the final distribution with respect thereto. Subject to applicable laws with respect to escheat of funds, if within one year following the Payment Date on which final payment of the Owner Trust Certificate was to have been made pursuant to Section 3.10, the Owner Trust
Certificate shall not have been surrendered for cancellation, the Certificate Paying Agent may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the Certificateholder concerning surrender of its Owner Trust Certificate, and the cost thereof shall be paid out of the funds and other assets that shall remain subject to this Owner Trust Agreement. Any funds remaining in the

Certificate Distribution Account after exhaustion of such remedies shall be distributed by the Certificate Paying Agent to the Master Servicer.

        (d) Upon the winding up of the Trust and its termination, the Owner Trustee shall cause the Certificate of Trust to be cancelled by filing a certificate of cancellation with the Secretary of State in accordance with the provisions of Section 3810(c) of the Statutory Trust Statute.

                                            ARTICLE IX

                      Successor Owner Trustees and Additional Owner Trustees

        Section 9.01. Eligibility Requirements for Owner Trustee. The Owner Trustee shall at all times be a corporation satisfying the provisions of Section 3807(a) of the Statutory Trust Statute; authorized to exercise corporate trust powers; having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by federal or state authorities; and having (or having a parent that has) long- term debt obligations with a rating of at least A by Moody's and/or Standard & Poor's. If such corporation shall publish reports of condition at least annually pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purpose of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Owner Trustee shall cease to be eligible in accordance with the provisions of this Section 9.01, the Owner Trustee shall resign immediately in the manner and with the effect specified in Section 9.02.

        Section 9.02. Replacement of Owner Trustee. The Owner Trustee may at any time resign and be discharged from the trusts hereby created by giving 30 days' prior written notice thereof to the Depositor and the Indenture Trustee. Upon receiving such notice of resignation, the Indenture Trustee shall promptly appoint a successor Owner Trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Owner Trustee and one copy to the successor Owner Trustee. If no successor Owner Trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Owner Trustee may petition any court of competent jurisdiction for the appointment of a successor Owner Trustee.

        If at any time the Owner Trustee shall cease to be eligible in accordance with the provisions of Section 9.01 and shall fail to resign after written request therefor by the Indenture Trustee, or if at any time the Owner Trustee shall be legally unable to act, or shall be adjudged bankrupt or insolvent, or a receiver of the Owner Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Owner Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Indenture Trustee may remove the Owner Trustee. If the Indenture Trustee shall remove the Owner Trustee under the authority of the immediately preceding sentence, the Indenture Trustee shall promptly appoint a successor Owner Trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the outgoing Owner Trustee so removed and one copy to the successor Owner Trustee, and shall pay all fees owed to the outgoing Owner Trustee. Any resignation or removal of the Owner Trustee and appointment of a successor Owner Trustee pursuant to any of the provisions of this Section shall not become effective until acceptance of appointment by the successor Owner Trustee pursuant to Section 9.03 and payment of all fees and expenses owed to the outgoing Owner Trustee.

        Section 9.03. Successor Owner Trustee. Any successor Owner Trustee appointed pursuant to Section 9.02 shall execute, acknowledge and deliver to the Indenture Trustee and to its predecessor Owner Trustee an instrument accepting such appointment under this Owner Trust Agreement, and thereupon the resignation or removal of the predecessor Owner Trustee shall become effective, and such successor Owner Trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor under this Owner Trust Agreement, with like effect as if originally named as Owner Trustee. The predecessor Owner Trustee shall upon payment of its fees and expenses deliver to the successor Owner Trustee all documents and statements and monies held by it under this Owner Trust Agreement; and the predecessor Owner Trustee shall execute and deliver such instruments and do such other things as may reasonably be required for fully and certainly vesting and confirming in the successor Owner Trustee all such rights, powers, duties and obligations.

        No successor Owner Trustee shall accept  appointment as provided in this
Section 9.03 unless at the time of such acceptance such successor Owner Trustee shall be eligible pursuant to Section 9.01.

        Upon acceptance of appointment by a successor Owner Trustee pursuant to this Section 9.03, the Indenture Trustee shall mail notice thereof to the Certificateholder, the Noteholders and the Rating Agencies. If the Indenture Trustee shall fail to mail such notice within 10 days after acceptance of such appointment by the successor Owner Trustee, the successor Owner Trustee shall cause such notice to be mailed at the expense of the Indenture Trustee.

        Section 9.04. Merger or Consolidation of Owner Trustee. Any Person into which the Owner Trustee may be merged or converted or with which it may be
consolidated,   or  any  Person   resulting  from  any  merger,   conversion  or
consolidation to which the Owner Trustee shall be a party, or any Person succeeding to all or substantially all of the corporate trust business of the Owner Trustee, shall be the successor of the Owner Trustee hereunder, without the execution or filing of any instrument or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, that such Person shall be eligible pursuant to Section 9.01 and, provided, further, that the Owner Trustee shall mail notice of such merger or consolidation to the Rating Agencies.

        Section 9.05. Appointment of Co-Trustee or Separate Trustee. Notwithstanding any other provisions of this Owner Trust Agreement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Estate may at the time be located, the Owner Trustee shall have the power and shall execute and deliver all instruments to appoint one or more Persons to act as co-trustee, jointly with the Owner Trustee, or as separate trustee or trustees, of all or any part of the Trust Estate, and to vest in such Person, in such capacity, such title to the Trust or any part thereof and, subject to the other provisions of this Section, such powers, duties, obligations, rights and trusts as the Owner Trustee may consider necessary or desirable. No co-trustee or separate trustee under this Owner Trust Agreement shall be required to meet the terms of eligibility as a successor Owner Trustee pursuant to Section 9.01 and no notice of the appointment of any co-trustee or separate trustee shall be required pursuant to Section 9.03.

        Each separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

        (a) All rights, powers, duties and obligations conferred or imposed upon the Owner Trustee shall be conferred upon and exercised or performed by the Owner Trustee and such separate trustee or co- trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Owner Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed, the Owner Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Estate or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Owner Trustee;

        (b) No trustee under this Owner Trust Agreement shall be personally liable by reason of any act or omission of any other trustee under this Owner Trust Agreement; and

        (c) The Owner Trustee may at any time accept the resignation of or remove any separate trustee or co-trustee.

        Any notice, request or other writing given to the Owner Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Owner Trust Agreement and the conditions of this Article. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Owner Trustee or separately, as may be provided therein, subject to all the provisions of this Owner Trust Agreement, specifically including every provision of this Owner Trust Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Owner Trustee. Each such instrument shall be filed with the Owner Trustee.

        Any separate trustee or co-trustee may at any time appoint the Owner Trustee as its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Owner Trust Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Owner Trustee, to the extent permitted by law, without the appointment of a new or successor co-trustee or separate trustee.

                                             ARTICLE X

                                           Miscellaneous

        Section 10.01. Amendments. (a) This Owner Trust Agreement may be amended from time to time by the parties hereto as specified in this Section 10.01, provided that any amendment, except as provided in subparagraph (e) below, be accompanied by an Opinion of Counsel to the Owner Trustee to the effect that such amendment (i) complies with the provisions of this Section and (ii) will not cause the Trust to be subject to an entity level tax.

        (b) If the purpose of the amendment (as detailed therein) is to correct any mistake, eliminate any inconsistency, cure any ambiguity or deal with any matter not covered (i.e., to give effect to the intent of the parties), it shall not be necessary to obtain the consent of any Holders, but the Owner Trustee shall be furnished with (A) a letter from the Rating Agencies that the amendment will not result in the downgrading or withdrawal of the rating then assigned to any Security and (B) an Opinion of Counsel to the effect that such action will not adversely affect in any material respect the interests of any Holders.

        (c) If the purpose of the amendment is to prevent the imposition of any federal or state taxes at any time that any Security is outstanding (i.e., technical in nature), it shall not be necessary to obtain the consent of any Holder, but the Owner Trustee shall be furnished with an Opinion of Counsel that such amendment is necessary or helpful to prevent the imposition of such taxes and is not materially adverse to any Holder.

        (d) If the purpose of the amendment is to add or eliminate or change any provision of the Owner Trust Agreement other than as contemplated in (b) and (c) above, the amendment shall require (A) an Opinion of Counsel to the effect that such action will not adversely affect in any material respect the interests of any Holders and (B) either (a) a letter from the Rating Agencies that the amendment will not result in the downgrading or withdrawal of the rating then assigned to any Security or (b) the consent of Holders of the Certificate and the Indenture Trustee; provided, however, that no such amendment shall reduce in any manner the amount of, or delay the timing of, payments received that are required to be distributed on the Certificate without the consent of the Certificateholder.

        (e) If the purpose of the amendment is to provide for the holding of the Certificate in book- entry form, it shall require the consent of the Certificateholder; provided, that the Opinion of Counsel specified in subparagraph (a) above shall not be required.

        (f) If the purpose of the amendment is to provide for the issuance of additional certificates representing an interest in the Trust, it shall not be necessary to obtain the consent of any Holder, but the Owner Trustee shall be furnished with (A) an Opinion of Counsel to the effect that such action will not adversely affect in any material respect the interests of any Holders and (B) a letter from the Rating Agencies that the amendment will not result in the downgrading or withdrawal of the rating then assigned to any Security.

        (g) Promptly after the execution of any such amendment or consent, the Owner Trustee shall furnish written notification of the substance of such amendment or consent to the Certificateholder, the Indenture Trustee and each of the Rating Agencies. It shall not be necessary for the consent of the Certificateholder or the Indenture Trustee pursuant to this Section 10.01 to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents (and any other consents of the Certificateholder provided for in this Owner Trust Agreement or in any other Basic Document) and of evidencing the authorization of the execution thereof by the Certificateholder shall be subject to such reasonable requirements as the Owner Trustee may prescribe.

        (h) In connection with the execution of any amendment to any agreement to which the Trust is a party, other than this Owner Trust Agreement, the Owner Trustee shall be entitled to receive and conclusively rely upon an Opinion of Counsel to the effect that such amendment is authorized or permitted by the documents subject to such amendment and that all conditions precedent in the Basic Documents for the execution and delivery thereof by the Trust or the Owner Trustee, as the case may be, have been satisfied.

        (i) Any amendment to this Owner Trust Agreement affecting the rights, duties and obligations of the Indenture Trustee, Certificate Registrar or the Certificate Paying Agent shall be consented to by such party and such party shall be an addressee on any Opinion of Counsel and receive any rating letter provided in connection therewith.

        Promptly after the execution of any amendment to the Certificate of Trust, the Owner Trustee shall cause the filing of such amendment with the Secretary of State of the State of Delaware.

        Section 10.02. No Legal Title to Trust Estate. The Certificateholder shall not have legal title to any part of the Trust Estate. The Certificateholder shall be entitled to receive distributions with respect to its beneficial interest therein only in accordance with Articles V and VIII. No transfer, by operation of law or otherwise, of any right, title or interest of the Certificateholder to and in their ownership interest in the Trust Estate shall operate to terminate this Owner Trust Agreement or the trusts hereunder or entitle any transferee to an accounting or to the transfer to it of legal title to any part of the Trust Estate.

        Section 10.03. Limitations on Rights of Others. The provisions of this Owner Trust Agreement are solely for the benefit of the Owner Trustee, the Depositor, the Certificateholder and, to the extent expressly provided herein, the Indenture Trustee and the Noteholders, and nothing in this Owner Trust Agreement, whether express or implied, shall be construed to give to any other Person any legal or equitable right, remedy or claim in the Trust Estate or under or in respect of this Owner Trust Agreement or any covenants, conditions or provisions contained herein.

        Section 10.04. Notices. (a) Unless otherwise expressly specified or permitted by the terms hereof, all notices shall be in writing and shall be deemed given upon receipt, if to the Owner Trustee, addressed to Wilmington Trust Company, Corporate Trust Administration, Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890, Attention: Corporate Trust Administration; if to the

Depositor, addressed to Residential Funding Mortgage Securities II, Inc., 8400 Normandale Lake Boulevard, Suite 250, Minneapolis, Minnesota 55437; if to the Rating Agencies, addressed to Moody's Investors Service, Inc., 99 Church Street, 4th Floor, New York, New York 10001 and Standard & Poor's, 55 Water Street - 41st Floor, New York, New York 10041, Attention: Structured Finance Department - MBS or, as to each party, at such other address as shall be designated by such party in a written notice to each other party.

        (b) Any notice required or permitted to be given to the Certificateholder shall be given by first- class mail, postage prepaid, at the address of such Holder as shown in the Certificate Register. Any notice so mailed within the time prescribed in this Owner Trust Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder receives such notice.

        (c) A copy of any notice delivered to the Owner Trustee or the Trust shall also be delivered to the Depositor.

        Section 10.05. Severability. Any provision of this Owner Trust Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

        Section 10.06. Separate Counterparts. This Owner Trust Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

        Section 10.07. Successors and Assigns. All representations, warranties, covenants and agreements contained herein shall be binding upon, and inure to the benefit of, each of the Depositor, the Owner Trustee and its successors and the Certificateholder and its successors and permitted assigns, all as herein provided. Any request, notice, direction, consent, waiver or other instrument or action by the Certificateholder shall bind the successors and assigns of the Certificateholder.

        Section 10.08. No Petition. The Owner Trustee, by entering into this Owner Trust Agreement and the Certificateholder, by accepting an Owner Trust Certificate, hereby covenants and agrees that it will not at any time institute against the Depositor or the Trust, or join in any institution against the Depositor or the Trust of, any bankruptcy proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations with respect to the Owner Trust Certificate, the Notes, this Owner Trust Agreement or any of the Basic Documents.

        Section 10.09. No Recourse. The Certificateholder by accepting the Owner Trust Certificate acknowledges that the Owner Trust Certificate represents beneficial interests in the Trust only and do not represent interests in or obligations of the Depositor, the Seller, the Owner Trustee, the Indenture Trustee or any Affiliate thereof and no recourse may be had against such parties or their assets, except as may be expressly set forth or contemplated in this Owner Trust Agreement, the Certificate or the Basic Documents.

     Section 10.10. Headings. The headings of the various Articles and Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

        Section 10.11. GOVERNING LAW. THIS OWNER TRUST AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

        Section 10.12. Integration. This Owner Trust Agreement constitutes the entire agreement among the parties hereto pertaining to the subject matter hereof and supersedes all prior agreements and understanding pertaining thereto.

        IN WITNESS WHEREOF, the Depositor and the Owner Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized, all as of the day and year first above written.

                                RESIDENTIAL FUNDING MORTGAGE SECURITIES II,
                                INC.


                                By: /s/   Mark White
                                   ---------------------------------------------
                                Name: Mark White
                              Title: Vice President

                               WILMINGTON TRUST COMPANY, not in its
                               individual  capacity  but  solely as
                               Owner  Trustee,  except with respect
                               to    the     representations    and
                               warranties contained in Section 6.03
                               hereof,


                               By: /s/ James P. Lawler
                                   ---------------------------------------------
                              Name: James P. Lawler
                              Title: Vice President

Acknowledged and Agreed:

JPMORGAN CHASE BANK,
-------------------
as Indenture Trustee, Certificate Registrar and Certificate Paying Agent


By: /s/ Mark McDermott
Name:   Mark McDermott
Title:  Assistant Vice President

        IN WITNESS WHEREOF, the Depositor and the Owner Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized, all as of the day and year first above written.

                              RESIDENTIAL FUNDING MORTGAGE SECURITIES II,
                              INC.


                              By:    __________________________
                              Name: Mark White
                              Title: Vice President

                             WILMINGTON TRUST COMPANY, not in its
                             individual  capacity  but  solely as
                             Owner  Trustee,  except with respect
                             to    the     representations    and
                             warranties contained in Section 6.03
                             hereof,


                              By:__________
                              Name: James P. Lawler
                              Title: Vice President


Acknowledged and Agreed:

JPMORGAN CHASE BANK,
-------------------
as Indenture Trustee, Certificate Registrar and Certificate Paying Agent

By:     __________________________
Name:   Mark McDermott
Title:  Vice President

                                             EXHIBIT A

                                  FORM OF OWNER TRUST CERTIFICATE

        THIS OWNER TRUST CERTIFICATE (THE "CERTIFICATE") IS SUBORDINATED IN RIGHT OF PAYMENT TO THE NOTES AS DESCRIBED IN THE AGREEMENT (AS DEFINED HEREIN).

        THIS CERTIFICATE IS NOT TRANSFERABLE EXCEPT UPON SATISFACTION OF THE CONDITIONS IN SECTION 3.05 OF THE AGREEMENT.

        THE B COMPONENT AND THE RESIDUAL COMPONENT OF THIS
CERTIFICATE ARE NOT SEPARATELY TRANSFERABLE.

        THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS WHICH ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 3.05 OF THE AMENDED AND RESTATED OWNER TRUST AGREEMENT ("THE AGREEMENT").

        NO TRANSFER OF THIS CERTIFICATE SHALL BE MADE UNLESS THE CERTIFICATE REGISTRAR SHALL HAVE RECEIVED EITHER (I) A CERTIFICATION IN THE FORM OF EXHIBIT G TO THE AGREEMENT FROM THE TRANSFEREE OF THIS CERTIFICATE TO THE EFFECT THAT SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR OTHER PLAN SUBJECT TO THE PROHIBITED TRANSACTION RESTRICTIONS AND THE FIDUCIARY RESPONSIBILITY REQUIREMENTS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE"), ANY PERSON ACTING, DIRECTLY OR INDIRECTLY, ON BEHALF OF ANY SUCH PLAN OR ANY PERSON USING "PLAN ASSETS," WITHIN THE MEANING OF THE DEPARTMENT OF LABOR REGULATION AT 29 C.F.R. SS.2510.3-101, TO ACQUIRE THIS CERTIFICATE (COLLECTIVELY A "PLAN INVESTOR"), OR (II) IF THIS CERTIFICATE IS PRESENTED FOR REGISTRATION IN THE NAME OF A PLAN INVESTOR, AN OPINION OF COUNSEL, TO THE EFFECT THAT THE PURCHASE OR HOLDING OF THIS CERTIFICATE IS PERMISSIBLE UNDER APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN A PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE (OR COMPARABLE PROVISIONS OF ANY SUBSEQUENT
ENACTMENTS) AND WILL NOT SUBJECT THE COMPANY, THE OWNER TRUSTEE, THE MASTER SERVICER OR THE CERTIFICATE REGISTRAR TO ANY OBLIGATION OR LIABILITY IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT.

        THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF THE SELLER, THE COMPANY, THE MASTER SERVICER, THE INDENTURE TRUSTEE, OR THE OWNER TRUSTEE OR ANY OF THEIR RESPECTIVE AFFILIATES, EXCEPT AS EXPRESSLY PROVIDED IN THE AGREEMENT OR THE BASIC DOCUMENTS.

Certificate No. ____                        Assumed Final Payment Date:
                                  July 25, 2028

Cut-off Date:
June 1, 2003                                Certificate Percentage Interest of
                             this Certificate: 100%

Date of Amended and
Restated Trust Agreement:
June 27, 2003

First Payment Date:
July 25, 2003

                                   HOME LOAN-BACKED CERTIFICATE
                                          Series 2003-HI2

        evidencing a 100% interest in the Trust Estate, the property of which consists primarily of the Grantor Trust Certificate, created by RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC. (hereinafter called the "Company," which term includes any successor entity under the Agreement referred to below).

               This Certificate is payable solely from the assets of the Trust Estate, and does not represent an obligation of or interest in the Company, the Seller, the Master Servicer, the Indenture Trustee, the Owner Trustee or any of their affiliates. None of this Certificate, the Grantor Trust Certificate or the Home Loans is guaranteed or insured by any governmental agency or instrumentality or by the Company, the Seller, the Master Servicer, the Indenture Trustee, the Owner Trustee or any of their affiliates. None of the Company, the Seller, the Master Servicer, the Indenture Trustee, the Owner Trustee or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificate.

               This certifies that [name of Holder] is the registered owner of the Certificate Percentage Interest evidenced by this Certificate (as set forth on the face hereof) in certain distributions with respect to the Trust Estate, consisting primarily of the Grantor Trust Certificate, created by Residential Funding Mortgage Securities II, Inc. The Trust (as defined herein) was created pursuant to a Trust Agreement, dated as of June 17, 2003 and an Amended and Restated Owner Trust Agreement, dated as specified above (as amended and supplemented from time to time, the "Agreement") between the Company and Wilmington Trust Company, as owner trustee (the "Owner Trustee," which term includes any successor entity under the Agreement), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

               Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Payment Date"), commencing on the first Payment Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month immediately preceding the month of such distribution (the "Record Date"), in an amount equal to the pro rata portion evidenced by this Certificate (based on the Certificate Percentage Interest stated on the face hereon) of the Certificate Distribution Amount, if any, required to be distributed to Holder of Certificate on such Payment Date. Distributions on this Certificate will be made as provided in the Agreement by the Certificate Paying Agent by wire transfer or check mailed to the Certificateholder of record in the Certificate Register without the presentation or surrender of this Certificate or the making of any notation hereon.

               Except as otherwise provided in the Agreement and notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Certificate Paying Agent of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency maintained by the Certificate Registrar for that purpose in the City and State of New York.

               No transfer of this Certificate will be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made in accordance with said Act and laws. In the event that such a transfer is to be made, the Certificate Registrar or the Company shall require either (i) an opinion of counsel acceptable to and in form and substance satisfactory to the Certificate Registrar and the Company that such transfer is exempt (describing the applicable exemption and the basis therefor) from or is being made pursuant to the registration requirements of the Securities Act of 1933, as amended, and of any applicable statute of any state or (ii) an investment letter executed by the Transferee in the form described in the Agreement and which investment letter or Opinion of Counsel shall not be at the expense of the Trust, the Owner Trustee, the Certificate Registrar or the Company. The Holder hereof desiring to effect such transfer shall, and does hereby agree to, indemnify the Trust, the Owner Trustee, the Company, the Master Servicer and the Certificate Registrar against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws. In connection with any such transfer, the Certificate Registrar (unless otherwise directed by the Company) will also require either (i) a representation letter, in the form described in the Agreement, stating that the transferee is not an employee benefit or other plan subject to the prohibited transaction restrictions or the fiduciary responsibility requirements of ERISA or Section 4975 of the Code ("Plan"), any person acting, directly or indirectly, on behalf of any such plan or any person using the "plan assets," within the meaning of the Department of Labor regulations at 29 C.F.R. ss.2510.3-101, to effect such acquisition (collectively, a "Plan Investor") or (ii) if such transferee is a Plan Investor, an opinion of counsel acceptable to and in form and substance satisfactory to the Company, the Owner Trustee, the Master Servicer and the Certificate
Registrar, to the effect that the purchase or holding of the Certificate is permissible under applicable law, will not constitute or result in a prohibited transaction under Section 406 of ERISA or Section 4975 of the Code (or comparable provisions of any subsequent enactments) and will not subject the Company, the Owner Trustee, the Master Servicer or the Certificate Registrar to any obligation or liability in addition to those undertaken in the Agreement. The B Component and the Residual Component of this Certificate are not separately transferable.

               This Certificate is issued pursuant to a duly authorized issue of Certificate designated as Home Loan-Backed Certificate of the Series specified hereon. All terms used in this Certificate which are defined in the Agreement shall have the meanings assigned to them in the Agreement.

               The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Certificate Distribution Account that have been released from the Lien of the Indenture for payment hereunder and that neither the Owner Trustee in its individual capacity nor the Company is personally liable to the Certificateholder for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

               The Holder of this Certificate acknowledges and agrees that its rights to receive distributions in respect of this Certificate are subordinated to the rights of the Noteholders as described in the Indenture, dated as of June 27, 2003 between Home Loan Trust 2003-HI2 (the "Trust") and JPMorgan Chase Bank, as Indenture Trustee (the "Indenture").

               The Certificateholder, by its acceptance of this Certificate, covenants and agrees that such Certificateholder will not at any time institute against the Company, or join in any institution against the Company or the Trust of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Certificate, the Notes, the Agreement or any of the Basic Documents.

               The Agreement permits the amendment thereof as specified below, provided that any amendment be accompanied by an Opinion of Counsel to the Owner Trustee to the effect that such amendment complies with the provisions of the Agreement and will not cause the Trust to be subject to an entity level tax. If the purpose of the amendment is to correct any mistake, eliminate any inconsistency, cure any ambiguity or deal with any matter not covered, it shall not be necessary to obtain the consent of any Holder, but the Owner Trustee shall be furnished with a letter from the Rating Agencies that the amendment will not result in the downgrading or withdrawal of the rating then assigned to any Security. If the purpose of the amendment is to prevent the imposition of any federal or state taxes at any time that any Security is outstanding, it shall not be necessary to obtain the consent of the Holder, but the Owner Trustee shall be furnished with an Opinion of Counsel that such amendment is necessary or helpful to prevent the imposition of such taxes and is not materially adverse to the Holder. If the purpose of the amendment is to add or eliminate or change any provision of the Agreement, other than as specified in the preceding two sentences, the amendment shall require either (a) a letter from the Rating Agencies that the amendment will not result in the downgrading or withdrawal of the rating then assigned to any Security, or (b) the consent of the Certificateholder and the Indenture Trustee; provided, however, that no such amendment shall (i) reduce in any manner the amount of, or delay the time of, payments received that are required to be distributed on the Certificate without the consent of the Certificateholder, or (ii) reduce the aforesaid percentage of the Certificate without the consent of the Holder of the Certificate.

               As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registerable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies of the Certificate Registrar maintained in the City and State of New York, accompanied by a written instrument of transfer in form satisfactory to the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Certificate Percentage Interest will be issued to the designated transferee. The initial Certificate Registrar appointed under the Agreement is the Indenture Trustee.

               The Certificate is issuable only in minimum denominations of a 100% Certificate Percentage Interest.

               The  Certificate is intended to be a certificated  security under
Article 8 of the UCC of the State of New York and under the corresponding provisions of the UCC of any other State that may be applicable.

               No service charge will be made for any such registration of transfer or exchange, but the Owner Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge payable in connection therewith.

               The Owner Trustee, the Certificate Paying Agent, the Certificate Registrar and any agent of the Owner Trustee, the Certificate Paying Agent, or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Owner Trustee, the Certificate Paying Agent, the Certificate Registrar or any such agent shall be affected by any notice to the contrary.

               This Certificate shall be governed by and construed in accordance with the laws of the State of Delaware.

               The obligations created by the Agreement in respect of the Certificate and the Trust created thereby shall terminate upon the earliest of
(i) the final distribution of all moneys or other property or proceeds of the Trust Estate in accordance with the terms of the Indenture and the Agreement,
(ii) the Payment Date in July 2028 or (iii) the purchase by the Master Servicer of the Grantor Trust Certificate pursuant to Section 8.08(a) of the Servicing Agreement.

               Unless the certificate of authentication hereon shall have been executed by an authorized officer of the Owner Trustee, or an authenticating agent by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

               IN WITNESS WHEREOF, the Owner Trustee, on behalf of the Trust and not in its individual capacity, has caused this Certificate to be duly executed.

                                HOME LOAN TRUST 2003-HI2

                                by     WILMINGTON TRUST COMPANY,
                                       not in its individual capacity but solely as Owner Trustee


                                Dated: ______________________________
                                       Authorized Signatory


                                   CERTIFICATE OF AUTHENTICATION

This is the Certificate referred to in the within mentioned Agreement.

WILMINGTON TRUST COMPANY,
not in its individual capacity
but solely as Owner Trustee

By:     ______________________________
        Authorized Signatory

or       ______________________________,
        as Authenticating Agent of the Trust

By:     ______________________________
        Authorized Signatory

                                            ASSIGNMENT

FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

-----------------------------------------------------------------------------
(Please print or type name and address, including postal zip code, of assignee)

-----------------------------------------------------------------------------

the  within   Certificate,   and  all  rights  thereunder,   hereby  irrevocably
constituting and appointing

-----------------------------------------------------------------------------
to transfer said Certificate on the books of the Certificate Registrar, with full power of substitution in the premises.

Dated:
                                _________________________________*/
                                Signature Guaranteed:


                                ____________________*/

-------------

*/ NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within Certificate in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by a member firm of the New York Stock Exchange or a commercial bank or trust company.

                                     DISTRIBUTION INSTRUCTIONS

        The assignee should include the following for the information of the Certificate Paying Agent:

     Distribution shall be made by wire transfer in immediately available funds to _______________________________________ for the account of
______________________,  account number ______________,  or, if mailed by check, to ______________.

     Applicable statements should be mailed to __________________.


                                    ------------------------------
                                    Signature of assignee or agent
                                    (for authorization of wire transfer only)

                                             EXHIBIT B

                                      TO THE TRUST AGREEMENT

                                       CERTIFICATE OF TRUST

                                                OF

                            HOME LOAN TRUST 2003-HI2

     THIS Certificate of Trust of HOME LOAN TRUST 2003-HI2 (the "Trust") is being duly executed and filed on behalf of the Trust by the undersigned, as trustee, to form a statutory trust under the Delaware Statutory Trust Act (12 Del. C.ss.3801 et seq.) (the "Act").

        1. Name. The name of the statutory trust formed by this Certificate of Trust is HOME LOAN TRUST 2003-HI2.

        2. Delaware Trustee. The name and business address of the trustee of the Trust in the State of Delaware are ________________, __________________,
______________, Delaware ___________.

        3. Effective Date. This Certificate of Trust shall be effective upon filing.

        IN WITNESS WHEREOF, the undersigned has duly executed this Certificate of Trust in accordance with Section 3811(a)(1) of the Act.


                                    [NAME OF OWNER TRUSTEE],
                                    not in its individual capacity
                                    but solely as Trustee

                                    By:    _____________________
                                    Name:
                                   Title:

                                             EXHIBIT C

                           [FORM OF RULE 144A INVESTMENT REPRESENTATION]

                      Description of Rule 144A Securities, including numbers:

                           ============================================
                           ============================================

               The undersigned seller, as registered holder (the "Seller"), intends to transfer the Rule 144A Securities described above to the undersigned buyer (the "Buyer").

               1. In connection with such transfer and in accordance with the agreements pursuant to which the Rule 144A Securities were issued, the Seller hereby certifies the following facts: Neither the Seller nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security from, or otherwise approached or negotiated with respect to the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Rule 144A Securities under the Securities Act of 1933, as amended (the "1933 Act"), or that would render the disposition of the Rule 144A Securities a violation of Section 5 of the 1933 Act or require registration pursuant thereto, and that the Seller has not offered the Rule 144A Securities to any person other than the Buyer or another "qualified institutional buyer" as defined in Rule 144A under the 1933 Act.

               2. The Buyer warrants and represents to, and covenants with, the Owner Trustee and the Depositor (as defined in the Amended and Restated Owner Trust Agreement (the "Agreement"), dated as of June 27, 2003 between Residential Funding Mortgage Securities II, Inc., as Depositor and Wilmington Trust Company as Owner Trustee pursuant to Section 3.05 of the Agreement and JPMorgan Chase Bank as indenture trustee, as follows:

                      a. The Buyer understands that the Rule 144A Securities have not been registered under the 1933 Act or the securities laws of any state.

                      b. The Buyer considers itself a substantial, sophisticated institutional investor having such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of investment in the Rule 144A Securities.

                      c. The Buyer has been furnished with all information regarding the Rule 144A Securities that it has requested from the Seller, the Indenture Trustee, the Owner Trustee or the Master Servicer.

                      d. Neither the Buyer nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Rule 144A Securities, any interest in the Rule144A Securities or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security from, or otherwise approached or negotiated with respect to the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Rule 144A Securities under the 1933 Act or that would render the disposition of the Rule 144A Securities a violation of Section 5 of the 1933 Act or require registration pursuant thereto, nor will it act, nor has it authorized or will it authorize any person to act, in such manner with respect to the Rule 144A Securities.

                      e. The Buyer is a "qualified institutional buyer" as that term is defined in Rule144A under the 1933 Act and has completed either of the forms of certification to that effect attached hereto as Annex 1 or Annex 2. The Buyer is aware that the sale to it is being made in reliance on Rule 144A. The Buyer is acquiring the Rule 144A Securities for its own account or the accounts of other qualified institutional buyers, understands that such Rule144A Securities may be resold, pledged or transferred only (i) to a person reasonably believed to be a qualified institutional buyer that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (ii) pursuant to another exemption from registration under the 1933 Act.

               3. The Buyer represents that:

(i) either (a) or (b) is satisfied, as marked below:

               ____ a. The Buyer is not an employee benefit or other plan subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"),or Section 4975 of the Internal Revenue Code of 1986 (the "Code"), a Person acting, directly or indirectly, on behalf of any such plan or any Person acquiring such Certificates with "plan assets" of a Plan within the meaning of the Department of Labor regulation promulgated at29 C.F.R. ss.2510.3-101 and will provide a certification in the form of Exhibit G to the Trust Agreement to that effect; or

               ____ b. The Buyer will provide the Depositor, the Owner Trustee, the Certificate Registrar and the Master Servicer with an opinion of counsel,satisfactory to the Depositor, the Owner Trustee, the Certificate Registrar and the Master Servicer, to the effect that the purchase and holding of a Certificate by or on behalf of the Buyer is permissible under applicable law, will not constitute or result in a prohibited transaction under Section 406 of ERISA or Section 4975 of the Code (or comparable provisions of any subsequent enactments) and will not subject the Depositor, the Owner Trustee, the Certificate Registrar or the Master Servicer to any obligation or liability (including liabilities under ERISA or Section 4975 of the Code) in addition to those undertaken in the Trust Agreement, which opinion of counsel shall not be an expense of the Depositor, the Owner Trustee, the Certificate Registrar or the Master Servicer; and

        (ii) the Buyer is familiar with the prohibited transaction restrictions and fiduciary responsibility requirements of Sections 406 and 407 of ERISA and Section 4975 of the Code and understands that each of the parties to which this certification is made is relying and will continue to rely on the statements made in this paragraph 3.

               4. This document may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same document.

               IN WITNESS WHEREOF, each of the parties has executed this document as of the date set forth below.

--------------------------                         --------------------------
Print Name of Seller                               Print Name of Buyer

By:     ____________________                       By:    ____________________
        Name:                                                    Name:
        Title:                                            Title:

Taxpayer Identification:                           Taxpayer Identification:

No.     ____________________                       No.    ____________________
Date:   ____________________                       Date:  ____________________

                              ANNEX 1 TO EXHIBIT C

            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

             [For Buyers Other Than Registered Investment Companies]

        The undersigned hereby certifies as follows in connection with the Rule 144A Investment Representation to which this Certification is attached:

        1. As indicated below, the undersigned is the President, Chief Financial Officer, Senior Vice President or other executive officer of the Buyer.

        2. In connection with purchases by the Buyer, the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933 ("Rule 144A") because (i) the Buyer owned and/or invested on a discretionary basis $______________________ (1) in securities (except for the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A) and (ii) the Buyer satisfies the criteria in the category marked below.

        ___ Corporation, etc. The Buyer is a corporation (other than a bank, savings and loan association or similar institution), Massachusetts or similar statutory trust, partnership, or charitable organization described in Section 501(c)(3) of the Internal Revenue Code.

        ___ Bank. The Buyer (a) is a national bank or banking institution organized under the laws of any State, territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the State or territorial banking commission or similar official or is a foreign bank or equivalent institution, and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.









---------------
(1) Buyer must own and/or invest on a discretionary basis at least $100,000,000 in securities unless Buyer is a dealer, and, in that case, Buyer must own and/or invest on a discretionary basis at least$10,000,000 in securities.

         ___ Savings and Loan. The Buyer (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a State or Federal authority having supervision over any such institutions or is a foreign savings and loan association or equivalent institution and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements.

          ___  Broker-Dealer.  The  Buyer is a  dealer  registered  pursuant  to
               Section 15 of the Securities Exchange Act of 1934.

        ___ Insurance Company. The Buyer is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a State or territory or the District of Columbia.

        ___ State or Local Plan. The Buyer is a plan established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees.

        ___ ERISA Plan. The Buyer is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974.

          ___ Investment Adviser. The Buyer is an investment adviser registered under the Investment Advisers Act of 1940.

          ___ SBIC. The Buyer is a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or
               (d) of the Small Business Investment Act of 1958.

          ___ Business Development Company. The Buyer is a business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.

        ___ Trust Fund. The Buyer is a trust fund whose trustee is a bank or trust company and whose participants are exclusively (a) plans established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees, or
               (b) employee benefit plans within the meaning of Title I of the Employee Retirement Income Security Act of 1974, but is not a trust fund that includes as participants individual retirement accounts or H.R. 10 plans.

        3. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Buyer, (ii) securities that are part of an unsold allotment to or subscription by the Buyer, if the Buyer is a dealer,
(iii) bank deposit notes and certificates of deposit,  (iv) loan participations,
(v)
repurchase agreements, (vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps.

        4. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Buyer, the Buyer used the cost of such securities to the Buyer and did not include any of the securities referred to in the preceding paragraph. Further, in determining such aggregate amount, the Buyer may have included securities owned by subsidiaries of the Buyer, but only if such subsidiaries are consolidated with the Buyer in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Buyer's direction. However, such securities were not included if the Buyer is a majority-owned, consolidated subsidiary of another enterprise and the Buyer is not itself a reporting company under the Securities Exchange Act of 1934.

        5. The Buyer acknowledges that it is familiar with Rule 144A and understands that the seller to it and other parties related to the Rule 144A Securities are relying and will continue to rely on the statements made herein because one or more sales to the Buyer may be in reliance on Rule 144A.

___     ___    Will the Buyer be purchasing the Rule 144A
Yes     No     Securities only for the Buyer's own account?

        6. If the answer to the foregoing question is "no", the Buyer agrees that, in connection with any purchase of securities sold to the Buyer for the account of a third party (including any separate account) in reliance on Rule 144A, the Buyer will only purchase for the account of a third party that at the time is a "qualified institutional buyer" within the meaning of Rule 144A. In addition, the Buyer agrees that the Buyer will not purchase securities for a third party unless the Buyer has obtained a current representation letter from such third party or taken other appropriate steps contemplated by Rule 144A to conclude that such third party independently meets the definition of "qualified institutional buyer" set forth in Rule 144A.

        7. The Buyer will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice is given, the Buyer's purchase of Rule 144A Securities will constitute a reaffirmation of this certification as of the date of such purchase.
                                            -----------------------------
                               Print Name of Buyer

                                            By:    _______________________
                                      Name:
                                     Title:

                                            Date:  _______________________

                              ANNEX 2 TO EXHIBIT C

            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

              [For Buyers That Are Registered Investment Companies]

               The undersigned hereby certifies as follows in connection with the Rule 144A Investment Representation to which this Certification is attached:

               1. As indicated below, the undersigned is the President, Chief Financial Officer or Senior Vice President of the Buyer or, if the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933 ("Rule 144A") because Buyer is part of a Family of Investment Companies (as defined below), is such an officer of the Adviser.

               2. In connection with purchases by Buyer, the Buyer is a "qualified institutional buyer"as defined in SEC Rule 144A because (i) the Buyer is an investment company registered under the Investment Company Act of 1940, and (ii) as marked below, the Buyer alone, or the Buyer's Family of Investment Companies, owned at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year. For purposes of determining the amount of securities owned by the Buyer or the Buyer's Family of Investment Companies, the cost of such securities was used.

        ____ The Buyer owned $___________________ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

        ____ The Buyer is part of a Family of Investment Companies which owned in the aggregate $______________ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

               3. The term "Family of Investment Companies" as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

               4. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Buyer or are part of the Buyer's Family of Investment Companies, (ii) bank deposit notes and certificates of deposit, (iii) loan participations, (iv) repurchase agreements, (v) securities owned but subject to a repurchase agreement and (vi) currency, interest rate and commodity swaps.

               5. The Buyer is familiar with Rule 144A and understands that each of the parties to which this certification is made are relying and will continue to rely on the statements made herein because one or more sales to the Buyer will be in reliance on Rule 144A. In addition, the Buyer will only purchase for the Buyer's own account.

               6. The undersigned will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice, the Buyer's purchase of Rule 144A Securities will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.


-----------------------------
Print Name of Buyer

By:     _______________________
        Name:
        Title:

IF AN ADVISER:

-----------------------------
Print Name of Buyer

Date:   _______________________

                                             EXHIBIT D

                              FORM OF INVESTOR REPRESENTATION LETTER

                                         ___________, 20__

Residential Funding Mortgage Securities II, Inc.
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, Minnesota 55437

JPMorgan Chase Bank
4 New York Plaza, 6th Floor
New York, New York 10004

Attention: Capital Markets Fiduciary Services

                      Re:    Home Loan-Backed Certificates
                             Series 2003-HI2

Ladies and Gentlemen:

               __________________ (the "Purchaser") intends to purchase from (the "Seller") a ___% Certificate Percentage Interest of Certificates of Series 2003-HI2 (the "Certificates"), issued pursuant to the Amended and Restated Owner Trust Agreement (the "Trust Agreement"), dated as of June 27, 2003 between Residential Funding Mortgage Securities II, Inc. as depositor (the"Company") and Wilmington Trust Company, as owner trustee (the "Owner Trustee"), as acknowledged and agreed by JPMorgan Chase Bank as Certificate Registrar. All terms used herein and not otherwise defined shall have the meanings set forth in the Trust Agreement. The Purchaser hereby certifies, represents and warrants to, and covenants with, the Company and the Certificate Registrar that:

                      1. The  Purchaser  understands  that (a) the  Certificates have not been and will not be registered or qualified under the Securities Act of 1933, as amended (the"Act") or any state securities law, (b) the Company is not required to so register or qualify the Certificates, (c) the Certificates may be resold only if registered and qualified pursuant to the provisions of the Act or any state securities law, or if an exemption from such registration and qualification is available, (d) the Trust Agreement contains restrictions regarding the transfer of the Certificates and (e) the Certificates will bear a legend to the foregoing effect.

                      2. The Purchaser is acquiring the Certificates for its own account for investment only and not with a view to or for sale in connection with any distribution thereof in any manner that would violate the Act or any applicable state securities laws.

                      3. The Purchaser is (a) a substantial, sophisticated institutional investor having such knowledge and experience in financial and business matters, and, in particular, in such matters related to securities similar to the Certificates, such that it is capable of evaluating the merits and risks of investment in the Certificates, (b) able to bear the economic risks of such an investment and (c) an "accredited investor" within the meaning of Rule 501(a) promulgated pursuant to the Act.

                      4. The Purchaser has been  furnished  with, and has had an opportunity to review (a) [a copy of the Private Placement Memorandum, dated ___________, 20__, relating to the Certificates
               (b)] a copy  of the  Trust  Agreement  and  [b]  [c]  such  other information concerning the Certificates, the Grantor Trust Certificate and the Company as has been requested by the Purchaser from the Company or the Seller and is relevant to the Purchaser's decision to purchase the Certificates. The Purchaser has had any questions arising from such review answered by the Company or the Seller to the satisfaction of the Purchaser. [If the Purchaser did not purchase the Certificates from the Seller in connection with the initial distribution of the Certificates and was provided with a copy of the Private Placement Memorandum (the "Memorandum") relating to the original sale (the "Original Sale") of the Certificates by the Company, the Purchaser acknowledges that such Memorandum was provided to it by the Seller, that the Memorandum was prepared by the Company solely for use in connection with the Original Sale and the Company did not participate in or facilitate in any way the purchase of the Certificates by the Purchaser from the Seller, and the Purchaser agrees that it will look solely to the Seller and not to the Company with respect to any damage, liability, claim or expense arising out of, resulting from or in connection with (a) error or omission, or alleged error or omission, contained in the Memorandum, or (b) any information, development or event arising after the date of the Memorandum.]

                      5. The Purchaser has not and will not nor has it authorized or will it authorize any person to (a) offer, pledge, sell, dispose of or otherwise transfer the Certificate, any interest in the Certificate or any other similar security to any person in any manner, (b) solicit any offer to buy or to accept a pledge, disposition of other transfer of the Certificate, any interest in the Certificate or any other similar security from any person in any manner, (c) otherwise approach or negotiate with respect to the Certificate, any interest in the Certificate or any other similar security with any person in any manner, (d) make any general solicitation by means of general advertising or in any other manner or (e) take any other action, that (as to any of (a) through (e) above) would constitute a distribution of the Certificate under the Act, that would render the disposition of the Certificate a violation of Section 5 of the Act or any state securities law, or that would require registration or qualification pursuant thereto. The Purchaser will not sell or otherwise transfer any of the Certificates, except in compliance with the provisions of the Trust Agreement.

                      6. The Purchaser represents:

(i) that either (a) or (b) is satisfied, as marked below:

               ____ a. The Purchaser is not an employee benefit or other plan subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986 (the "Code"), a Person acting, directly or indirectly, on behalf of any such plan or any Person acquiring such Certificates with "plan assets" of a Plan within the meaning of the Department of Labor regulation promulgated at 29 C.F.R. ss.2510.3-101 and will provide a certification in the form of Exhibit G to the Trust Agreement to that effect; or

               ____ b. The Purchaser will provide the Depositor, the Owner Trustee, the Certificate Registrar and the Master Servicer with an opinion of counsel, satisfactory to the Depositor, the Owner Trustee, the Certificate Registrar and the Master Servicer, to the effect that the purchase and holding of a Certificate by or on behalf of the Purchaser is permissible under applicable law, will not constitute or result in a prohibited transaction under
Section 406 of ERISA or Section 4975 of the Code (or comparable provisions of any subsequent enactments) and will not subject the Depositor, the Owner Trustee, the Certificate Registrar or the Master Servicer to any obligation or liability (including liabilities under ERISA or Section 4975 of the Code) in addition to those undertaken in the Trust Agreement, which opinion of counsel shall not be an expense of the Depositor, the Owner Trustee, the Certificate Registrar or the Master Servicer; and

(ii) the Purchaser is familiar with the prohibited transaction restrictions and fiduciary responsibility requirements of Sections 406 and 407 of ERISA and
Section 4975 of the Code and understands that each of the parties to which this certification is made is relying and will continue to rely on the statements made in this paragraph 6.

               7. The Purchaser is acquiring the Certificate for its own behalf and is not acting as agent or custodian for any other person or entity in connection with such acquisition;

               8. The Purchaser is not a non-United States person for federal income tax purposes.


                                                   Very truly yours,

                                                   --------------------------
                                                   By:    ____________________
                                                          Name:
                                                          Title:

                                             EXHIBIT E

                             FORM OF TRANSFEROR REPRESENTATION LETTER

                                         __________, 20__



Residential Funding Mortgage Securities II, Inc.
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, Minnesota 55437

JPMorgan Chase Bank
4 New York Plaza, 6th Floor
New York, New York 10004

Attention: Capital Markets Fiduciary Services

                      Re:    Home Loan-Backed Certificates
                             Series 2003-HI2

Ladies and Gentlemen:

               ____________________ (the "Purchaser") intends to purchase from (the "Seller") a ___% Certificate Percentage Interest of Certificates of Series 2003-HI2 (the "Certificates"), issued pursuant to the Amended and Restated Trust Agreement (the "Trust Agreement"), dated as of June 27, 2003 between Residential Funding Mortgage Securities II, Inc. as depositor (the "Company") and Wilmington Trust Company, as owner trustee (the "Owner Trustee"), as acknowledged and agreed by JPMorgan Chase Bank as Certificate Registrar. All terms used herein and not otherwise defined shall have the meanings set forth in the Trust Agreement. The Seller hereby certifies, represents and warrants to, and covenants with, the Company and the Certificate Registrar that:

               Neither the Seller nor anyone acting on its behalf has (a) offered, pledged, sold, disposed of or otherwise transferred the Certificate, any interest in the Certificate or any other similar security to any person in any manner, (b) has solicited any offer to buy or to accept a pledge, disposition or other transfer of the Certificate, any interest in the Certificate or any other similar security from any person in any manner, (c) has otherwise approached or negotiated with respect to the Certificate, any interest in the Certificate or any other similar security with any person in any manner,
(d) has made any general solicitation by means of general advertising or in any other manner, or (e) has taken any other action, that (as to any of (a) through (e) above) would constitute a distribution of the Certificates under the Securities Act of 1933 (the "Act"), that would render the disposition of the Certificate a violation of Section 5 of the Act or any state securities law, or that would require registration or qualification pursuant thereto. The

Seller will not act, in any manner set forth in the foregoing sentence with respect to the Certificate. The Seller has not and will not sell or otherwise transfer any of the Certificates, except in compliance with the provisions of the Trust Agreement.

                                                   Very truly yours,

                                                   --------------------------
                                                          (Seller)

                                                   By:    ____________________
                                                          Name:
                                                          Title:

                                             EXHIBIT F

                                             RESERVED

                                             EXHIBIT G

                                FORM OF ERISA REPRESENTATION LETTER

                                    _____________, 20__


Residential Funding Mortgage Securities II, Inc.
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, Minnesota 55437

Wilmington Trust Company
Rodney Square North
1100 North Market Street
Wilmington, Delaware 19890

Residential Funding Corporation
8400 Normandale Lake Boulevard
Suite 600
Minneapolis, Minnesota 55437

[CERTIFICATE REGISTRAR]

                      Re:    Residential Funding Mortgage Securities II, Inc.
                 Home Loan-Backed Certificates, Series 2003-HI2

Dear Sirs:

               __________________________________  (the "Transferee") intends to acquire from _____________________ (the "Transferor") a ___% Certificate Percentage Interest of Residential Mortgage Securities II, Inc. Home Loan-Backed Certificates, Series 2003-HI2 (the "Certificates"), issued pursuant to an Amended and Restated Owner Trust Agreement (the "Trust Agreement") dated June 27, 2003 among Residential Funding Mortgage Securities II, Inc., as depositor (the "Depositor") and Wilmington Trust Company, as trustee (the "Owner Trustee"). Capitalized terms used herein and not otherwise defined shall have the meanings assigned thereto in the Trust Agreement.

               The Transferee hereby certifies, represents and warrants to, and covenants with, the Depositor, the Owner Trustee, the Certificate Registrar and the Master Servicer that:

               (1) The Certificates (i) are not being acquired by, and will not be transferred to, any employee benefit plan within the meaning of section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") or other retirement arrangement, including individual retirement accounts and annuities, Keogh plans and bank collective investment funds and insurance company general or separate accounts in which such plans, accounts or arrangements are invested, that is subject to Section 406 of ERISA or
                      Section  4975 of the  Internal  Revenue  Code of 1986 (the
                      "Code") (any of the foregoing, a "Plan"), (ii) are not being acquired with "plan assets" of a Plan within the meaning of the Department of Labor ("DOL") regulation, 29 C.F.R. ss. 2510.3-101, and (iii) will not be transferred to any Plan or any entity that is deemed to be investing in plan assets within the meaning of the DOL regulation, 29 C.F.R. ss. 2510.3-101; and

               (2) The Transferee is familiar with the prohibited transaction restrictions and fiduciary responsibility requirements of Sections 406 and 407 of ERISA and Section 4975 of the Code and understands that each of the parties to which this certification is made is relying and will continue to rely on the statements made herein.

                                                   Very truly yours,

                                                   ----------------------------

                                                   By:    ______________________
                                                          Name:
                                                          Title: